                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to [SS]240.14a-11(c) or [SS]240.14a-12


                            FINLAY ENTERPRISES, INC.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
                                       N/A

          (2)  Aggregate number of securities to which transaction applies:
                                       N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A

          (4)  Proposed maximum aggregate value of transaction:
                                       N/A

          (5)  Total fee paid:
                                       N/A

[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                       N/A

          (2)  Form, Schedule or Registration Statement No.:
                                       N/A

          (3)  Filing Party:
                                       N/A

          (4)  Date Filed:
                                       N/A

                    F I N L A Y  E N T E R P R I S E S, I N C.

                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 19, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Finlay Enterprises, Inc. (the "Company") will be held on June 19, 2003 at 9:30 a.m. (local time) at the Cornell Club, 6 East 44th Street, New York, New York, for the following purposes:

     1. To elect three members to the Board of Directors to serve until the expiration of their respective terms of office and until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's Executive Deferred Compensation and Stock Purchase Plan;

     3. To consider and vote upon a proposal to approve the Company's Director Deferred Compensation and Stock Purchase Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed May 5, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 1, 2003 IS ENCLOSED HEREWITH.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                 By Order of the Board of Directors.

                                 Bonni G. Davis
                                 Vice President, Secretary and General Counsel

Dated:     May 21, 2003

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

  THE ATTACHED PROXY STATEMENT SHOULD BE READ CAREFULLY. STOCKHOLDERS ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE COMPANY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

--------------------------------------------------------------------------------

                    F I N L A Y  E N T E R P R I S E S, I N C.

                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017


                           P R O X Y  S T A T E M E N T


         The enclosed proxy is solicited on behalf of the Board of Directors of Finlay Enterprises, Inc. (the "Company") pursuant to this proxy statement (to be mailed on or about May 21, 2003) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the time and place shown in the attached Notice of Annual Meeting. Shares represented by properly executed proxies, if returned in time, will be voted at the Annual Meeting as specified or, if not otherwise specified, in favor of the election as directors of the nominees named herein and in favor of the approval of the Company's Executive Deferred Compensation and Stock Purchase Plan (the "Executive Plan") and the Company's Director Deferred Compensation and Stock Purchase Plan (the "Director Plan"). Such proxies are revocable at any time before they are exercised by written notice to the Secretary of the Company or by your requesting the return of the proxy at the Annual Meeting. Any later dated proxies will revoke proxies submitted earlier.

                                   RECORD DATE

         The record date for the determination of holders of common stock, par value $.01 per share, of the Company ("Common Stock") who are entitled to notice of and to vote at the Annual Meeting is May 5, 2003 (the "Record Date").

                                VOTING SECURITIES

         As of the Record Date, 9,183,708 shares of Common Stock of the Company were outstanding. Holders of record of Common Stock as of such date will be entitled to one vote for each share held. A majority of all shares of Common Stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote the shares.

         With respect to the matters to come before the shareholders at the Annual Meeting, (i) the election of directors (Proposal No. 1) shall be determined by a plurality of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, (ii) the proposal to approve the Executive Plan (Proposal No. 2) shall be determined by the affirmative vote of a majority of the votes cast by stockholders in person or represented by proxy at the Annual Meeting and entitled to vote thereon, and
(iii) the proposal to approve the Director Plan (Proposal No. 3) shall be determined by the affirmative vote of a majority of the votes cast by stockholders in person or represented by proxy at the Annual Meeting and entitled to vote thereon. With respect to Proposal No. 1, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee, shares present by proxy where the stockholder properly withholds authority to vote for such nominee, and broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to each of Proposal No. 2 and Proposal No. 3, if the stockholder abstains from voting or directs his proxy to abstain from voting, the shares are considered present at the Annual Meeting for such matter but, since they are not affirmative votes for the matter, will have the same effect as votes against the matter. With respect to failures to vote and broker non-votes on such matter, the shares are not considered present at the Annual Meeting for such matter and they are, therefore, not considered as votes cast and are not counted in respect of such matter. Such broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority of the votes cast for such matter by reducing the total number of shares from which the majority is calculated.

         WITH RESPECT TO EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3, SHARES OF COMMON STOCK THAT MAY BE ISSUED OR USED FOR REFERENCE PURPOSES UNDER THE EXECUTIVE PLAN AND THE DIRECTOR PLAN WILL BE FUNDED SOLELY FROM SHARES OF COMMON STOCK THAT ARE ALREADY AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S EXISTING INCENTIVE PLANS (AS HEREINAFTER DEFINED).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of the Record Date by
(i) each person who, to the knowledge of the Company, was the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors and nominees for director, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company or Finlay Fine Jewelry Corporation, a wholly-owned subsidiary of the Company ("Finlay Jewelry" and together with the Company, "Finlay"), listed in the Summary Compensation Table and (iv) all directors and executive officers as a group. The Company owns all of the issued and outstanding capital stock of Finlay Jewelry.


                                                                                SHARES OF COMMON STOCK
                                                                                BENEFICIALLY OWNED (1)
                                                                        ---------------------------------------
                                                                            NUMBER OF            PERCENTAGE
NAME                                                                         SHARES               OF CLASS
----                                                                    --------------        ------------------
FMR Corp.(2)...................................................             1,042,700                11.4%
Mellon Financial Corporation(3)................................               883,657                 9.6%
Palisade Capital Management, LLC(4) ...........................               835,751                 9.1%
David B. Cornstein(1)(5).......................................               685,439                 7.4%
Arthur E. Reiner(1)(6).........................................               559,279                 5.8%
Investment Counselors of Maryland, LLC(7) .....................               537,025                 5.8%
Neuberger Berman, LLC(8).......................................               498,200                 5.4%
Leslie A. Philip(1)(9).........................................               138,000                 1.5%
Norman S. Matthews(10).........................................               112,000                 1.2%
Joseph M. Melvin(1)(11)........................................               102,000                 1.1%
Edward J. Stein(1)(12).........................................                60,000                    *
Michael Goldstein(13)..........................................                30,000                    *
Bruce E. Zurlnick(1)(14).......................................                28,633                    *
Hanne M. Merriman(15)..........................................                25,000                    *
John D. Kerin(1)(16)...........................................                16,000                    *
Rohit M. Desai(17).............................................                 7,000                    *
James Martin Kaplan(1).........................................                 4,000                    *
Richard E. Kroon(1)............................................                     -                    -
Thomas M. Murnane(1)...........................................                     -                    -
All directors and executive officers
as a group (14 persons)(18)....................................             1,767,351                17.4%


---------------------------
     *Less than one percent.

     (1) Based on 9,183,708 shares outstanding on the Record Date. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days of the Record Date have been exercised. Except as noted below, each beneficial owner has sole voting power and sole investment power, subject (in the case of the Company's directors and executive officers) to the terms of the Amended and Restated Stockholders' Agreement dated as of March 6, 1995, as amended (the "Stockholders' Agreement"), by and among the Company and certain securityholders of the Company. See "Certain Transactions-Stockholders' Agreement." The address for the beneficial owners named in the table, unless specified otherwise in a subsequent footnote, is c/o the Company, 529 Fifth Avenue, New York, New York 10017.

     (2) These shares represent shares reported as beneficially owned by FMR Corp. in a joint filing on Amendment No. 3 dated June 11, 2001 to a
          Schedule 13G dated February 1, 1999, as amended, filed with the Securities and Exchange Commission (the "Commission") by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company ("Fidelity") and Fidelity Low Priced Stock Fund (the "Fund"). According to said Schedule 13G Amendment, members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. The Schedule 13G Amendment further states that Fidelity, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of the 1,042,700 shares which are the subject of the Schedule 13G Amendment as a result of its acting as investment adviser to the Fund, an investment company which owns all of such 1,042,700 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Fund each has sole power to dispose of the 1,042,700 shares owned by the Fund. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fund, which power resides with the Fund's Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fund's Board of Trustees. The address for FMR Corp., Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

     (3) According to Amendment No. 6 dated January 15, 2003 to a Schedule 13G dated February 4, 1999, as amended, filed with the Commission by Mellon Financial Corporation ("Mellon Financial"), (i) Mellon Financial has sole power to vote 596,448 shares and sole power to dispose of 883,657 shares, and shares power to vote 97,800 shares and shares power to dispose of none of such shares, (ii) Boston Safe Deposit and Trust Company has sole power to vote 452,700 shares and sole power to dispose of 739,109 shares, and shares power to vote 97,800 shares and shares power to dispose of none of such shares, and
          (iii) The Boston Company, Inc. Asset Management, LLC has sole power to vote 422,100 shares and sole power to dispose of 540,200 shares, and shares power to vote 97,800 shares and shares power to dispose of none of such shares. All of the shares reported in the Schedule 13G Amendment are beneficially owned by Mellon Financial Corporation and direct or indirect subsidiaries in their various fiduciary capacities. The address for Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258.

     (4) These shares represent shares reported as beneficially owned by Palisade Capital Management, LLC, an investment adviser ("Palisade Capital"), and Palisade Concentrated Equity Partnership ("Palisade CEP"), in a Schedule 13D filed with the Commission on April 7, 2003. According to said Schedule 13D, each of Palisade Capital and Palisade CEP has sole power to vote, and sole power to dispose of, all of such shares, and each of Palisade Capital and Palisade CEP shares power to vote, and power to dispose of, none of such shares. Palisade CEP is an investment fund, which is managed by Palisade Capital. The address for Palisade Capital and Palisade CEP is One Bridge Plaza, Fort Lee, New Jersey 07024.

     (5) Includes options to acquire 66,667 shares of Common Stock having an exercise price of $14.00 per share.

     (6) Includes options to acquire 414,632 shares of Common Stock having exercise prices ranging from $7.05 to $14.00 per share. Also includes 100,000 shares of restricted stock.

     (7) According to a Schedule 13G, dated February 6, 2003, filed with the Commission by Investment Counselors of Maryland, LLC ("Investment Counselors"), Investment Counselors has sole power to vote 389,925 shares and sole power to dispose of all the indicated shares, and shares power to vote 177,100 shares and shares power to dispose of none of such shares. All of the indicated shares are owned by various investment advisory clients of Investment Counselors, which is deemed to be a beneficial owner of the shares due to its discretionary power to make investment decisions over such shares for its clients and its ability to vote such shares. In all cases, persons other than Investment Counselors have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from, the sale of the shares. According to the Schedule 13G, no individual client of Investment Counselors holds more than five percent of the class. The address for Investment Counselors of Maryland, LLC is 803 Cathedral Street, Baltimore, Maryland 21201-5297.

     (8) According to Amendment No. 4 dated February 12, 2003 to a Schedule 13G dated February 10, 1999, as amended, filed with the Commission by Neuberger Berman, LLC and Neuberger Berman, Inc. (collectively, "Neuberger Berman"), Neuberger Berman, LLC is deemed to be a beneficial owner of the indicated number of shares since it has shared power to make decisions whether to retain or dispose of, and in some cases the sole power to vote, such shares, which are held by many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from, or proceeds from, the sale of such securities. Neuberger Berman has sole power to vote or direct the voting of 401,200 shares, shared power to vote or direct the voting of none of such shares, sole power to dispose of or direct the disposition of none of such shares, and shared power to dispose of or direct the disposition of 498,200 shares. Employee(s) of Neuberger Berman, LLC and Neuberger Berman Management, Inc. own 235,000 shares in their own personal securities accounts. Neuberger Berman, LLC disclaims beneficial ownership of these shares since these shares were purchased with each employee(s)' personal funds and each employee has exclusive dispositive and voting power over the shares held in their respective accounts. According to the Schedule 13G Amendment, Neuberger Berman, Inc. owns 100% of both Neuberger Berman, LLC and Neuberger Berman Management, Inc. and does not own over 1% of the Company's shares. The address of Neuberger Berman, LLC and Neuberger Berman, Inc. is 605 Third Avenue, New York, New York 10158-3698.

     (9) Includes options to acquire an aggregate of 138,000 shares of Common Stock having exercise prices ranging from $7.05 to $23.1875 per share.

     (10) Includes options to acquire an aggregate of 112,000 shares of Common Stock having exercise prices ranging from $8.50 to $16.50 per share. Mr. Matthews' address is 650 Madison Avenue, New York, New York 10022.

     (11) Includes options to acquire an aggregate of 101,000 shares of Common Stock having exercise prices ranging from $7.05 to $24.3125 per share.

     (12) Includes options to acquire an aggregate of 52,000 shares of Common Stock having exercise prices ranging from $7.05 to $13.4219 per share.

     (13) Includes options to acquire an aggregate of 20,000 shares of Common Stock having exercise prices ranging from $9.85 to $13.4375 per share. The address of Mr. Goldstein is c/o Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652.

     (14) Includes options to acquire an aggregate of 23,333 shares of Common Stock having exercise prices ranging from $7.05 to $13.5625 per share.

     (15) Includes options to acquire an aggregate of 25,000 shares of Common Stock having exercise prices ranging from $8.50 to $21.3125 per share. Ms. Merriman's address is c/o Hanne Merriman Associates, 3201 New Mexico Avenue, N.W., Washington, DC 20016.

     (16) Includes options to acquire an aggregate of 15,000 shares of Common Stock having exercise prices ranging from $9.85 to $14.5938 per share.

     (17) In April 2002, as part of the Company's stock repurchase program, the Company repurchased 526,562 shares of Common Stock for $5,792,000 from Equity-Linked Investors-II, a partnership ("ELI-II") the managing partner of the general partner of which is Rohit M. Desai, a director of Finlay. The address of Mr. Desai and ELI-II is c/o Desai Capital Management Incorporated, 410 Park Avenue, New York, New York 10022. Includes options to acquire an aggregate of 5,000 shares of Common Stock having an exercise price of $15.877 per share.

     (18) Includes options to acquire an aggregate of 972,632 shares of Common Stock having exercise prices ranging from $7.05 to $24.3125 per share.

         The Company's fiscal year ends on the Saturday closest to January 31. References herein to 2003, 2002, 2001 and 2000 relate to the fiscal years ended on February 1, 2003, February 2, 2002, February 1, 2001 and January 29, 2000, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of such reports. Based solely on its review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2002 all of the reporting persons complied with their Section 16(a) filing obligations.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Restated Certificate of Incorporation of the Company divides the Board of Directors into three classes, with the directors of each class to be elected at every third annual meeting of stockholders. The certificate further provides that the number of directors, which shall constitute the full Board of Directors, may be fixed by the Board of Directors from time to time. The Board of Directors has nominated David B. Cornstein, John D. Kerin and Arthur E. Reiner for the three-year term in the class whose term expires in 2006. The nominees are presently serving as directors of the Company and have expressed their willingness to continue to serve as such. If, for any reason not presently known, any of said nominees is not available for election, the proxies will be voted for substitute nominees, if any. See "Certain Transactions -- Stockholders' Agreement."

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR election as directors for the three-year term in the class whose term expires in 2006 the nominees identified above.

INFORMATION REGARDING DIRECTORS

Information regarding each of the nominees is set forth below:


                                                                                                          YEAR OF ANNUAL
                                                                                                            MEETING AT
                                                                                      DIRECTOR              WHICH TERM
NAME                            PRINCIPAL OCCUPATION                AGE                SINCE               WILL EXPIRE
----                            --------------------                ---                -----               -----------
David B. Cornstein              Chairman Emeritus of the             64                 1988                   2006
                                Company and Principal,
                                Pinnacle Advisors Limited

John D. Kerin                   Technology Consultant                64                 1999                   2006

Arthur E. Reiner                Chairman of the Board,               62                 1995                   2006
                                President and Chief
                                Executive Officer of the
                                Company and Chairman and
                                Chief Executive Officer of
                                Finlay Jewelry

The following persons will continue to serve as directors after the meeting:


                                                                                                          YEAR OF ANNUAL
                                                                                                            MEETING AT
                                                                                      DIRECTOR              WHICH TERM
NAME                            PRINCIPAL OCCUPATION                AGE                SINCE               WILL EXPIRE
----                            --------------------                ---                -----               -----------
Norman S. Matthews              Retail Consultant                    70                 1993                   2004

Hanne M. Merriman               Principal, Hanne Merriman            61                 1997                   2004
                                Associates

Richard E. Kroon                Retired Chairman, Sprout             60                 2003                   2004
                                Group Venture Capital Fund

Rohit M. Desai                  Chairman and President of            64                 1993                   2005
                                Desai Capital Management
                                Incorporated

Michael Goldstein               Chairman of the Toys "R" Us          61                 1999                   2005
                                Children's Fund Inc.

Thomas M. Murnane               Business Advisor                     56                 2002                   2005

     Directors. Messrs. Desai and Matthews and Ms. Merriman have each been engaged in the principal occupation identified above for more than the past five years. Mr. Desai is also a director of The Rouse Company, SITEL Corporation, Triton PCS and Independence Community Bank Corp. Mr. Matthews is also a director of Toys "R" Us, Inc., The Progressive Corporation, Henry Schein, Inc., Eye Care Centers of America, Inc. and Sunoco, Inc. Ms. Merriman is also a director of Ameren Corp., State Farm Mutual Automobile Insurance Company, The Rouse Company, Ann Taylor Stores Corporation and T. Rowe Price Mutual Funds and is a member of the National Women's Forum. Mr. Cornstein served as Chairman of the Company from May 1993 until his retirement from day-to-day involvement with the Company effective January 31, 1999. Mr. Cornstein is also a director of TeleHubLink Corporation. Since June 2001, Mr. Goldstein has been Chairman of the Toys "R" Us Children's Fund, Inc., a charitable foundation. Mr. Goldstein is a director of Toys "R" Us, Inc., where he was Chairman of the Board from February 1998 to June 2001, Vice Chairman of the Board and Chief Executive Officer from February 1994 to February 1998, and where he served as acting Chief Executive Officer from August 1999 to January 14, 2000. Mr. Goldstein is also a director of United Retail Group Inc. and 4Kids Entertainment, Inc. Mr. Kerin has been a consultant to The

McGraw-Hill Companies, Inc. since January 2000, and from July 1979 to January 2000, he served in various positions with The McGraw-Hill Companies, Inc., including from May 1994 to January 2000, as Senior Vice President Information Management and Chief Information Officer. Mr. Murnane, a director since December 2002, is a recently retired partner of PricewaterhouseCoopers, LLP, who served in various capacities during his tenure with that firm since 1980, including Director of the firm's Retail Strategy Consulting Practice, Director of Overall Strategy Consulting for the East Region of the United States, and most recently Global Director of Marketing and Brand Management for PwC Consulting. Mr. Murnane is also a director of The Pantry, Inc. and Pacific Sunwear of California, Inc. Mr. Kroon, who became a director in May 2003, retired in July 2001 as Chairman of the Sprout Group Venture Capital Fund (a venture capital affiliate of Credit Suisse First Boston), where he had served as Chairman since April 2000 and where he served as Managing Partner from March 1981 to April 2000.

         Mr. James Martin Kaplan, a director of the Company, Finlay Jewelry and their predecessors since 1985, has chosen not to stand for reelection upon completion of his term at the Annual Meeting.

         On March 26, 2003, Thomas H. Lee and Warren C. Smith, Jr. resigned from the Board of Directors of the Company and its subsidiaries, including Finlay Jewelry. On March 27, 2003, Mr. Lee and Mr. Smith, along with Thomas H. Lee Equity Partners, L.P. ("Equity Partners") and other affiliates, sold all of their Common Stock, an aggregate of 835,751 shares, to Palisade Concentrated Equity Partnership (see footnote 4 to the beneficial ownership table under "Security Ownership of Certain Beneficial Owners and Management"). Prior thereto, on July 12, 2002, the Company had repurchased an aggregate of 50,000 shares of Common Stock for $712,500 from Messrs. Lee and Smith, Equity Partners and other affiliates.

         Executive Officers. Mr. Reiner (Chairman of the Board, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of Finlay Jewelry), Joseph M. Melvin (Executive Vice President and Chief Operating Officer of the Company and President and Chief Operating Officer of Finlay Jewelry), Leslie A. Philip (Executive Vice President and Chief Merchandising Officer of the Company and Finlay Jewelry), Edward J. Stein (Senior Vice President and Director of Stores of Finlay Jewelry) and Bruce E. Zurlnick (Senior Vice President, Treasurer and Chief Financial Officer of the Company and Finlay Jewelry) are the executive officers of the Company. Mr. Reiner was elected Chief Executive Officer of the Company in January 1996. Mr. Reiner was named Chairman of the Company effective February 1, 1999 and, from January 1995 to such date, served as Vice Chairman of the Company. Mr. Melvin, age 52, was appointed as Executive Vice President and Chief Operating Officer of the Company and President and Chief Operating Officer of Finlay Jewelry on May 1, 1997. From September 1975 to March 1997, Mr. Melvin served in various positions with The May Department Stores Company ("May Department Stores"), including, from 1990 to March 1997, as Chairman of the Board and Chief Operating Officer of Filene's (a division of May Department Stores). Ms. Philip, age 56, has served as Executive Vice President and Chief Merchandising Officer of the Company and Finlay Jewelry since May 1997. From May 1995 to May 1997, Ms. Philip was Executive Vice President - Merchandising and Sales Promotion of Finlay Jewelry. From 1993 to May 1995, Ms. Philip was Senior Vice President - Advertising and Sales Promotion of R.H. Macy & Co., Inc. ("Macy's"), and from 1988 to 1993, Ms. Philip was Senior Vice President - Merchandise - Fine Jewelry at Macy's. Mr. Stein, age 58, has been Senior Vice President and Director of Stores of Finlay Jewelry since July 1995. From December 1988 to June 1995, Mr. Stein was Vice President - Regional Supervisor of Finlay Jewelry, and occupied similar positions with Finlay's predecessors from 1983 to December 1988. Mr. Stein held various other positions at Finlay from 1965 to 1983. Mr. Zurlnick, age 51, has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and Finlay Jewelry since January 2000. From June 1990 to December 1999, he was Treasurer of the Company and Vice President and Treasurer of Finlay Jewelry, and from December 1978 through May 1990, he held various finance and accounting positions with Finlay's predecessors.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES OF
THE BOARD

         The Company's business is managed under the direction of the Board of Directors. The Board is dedicated to ensuring that the Company exemplifies what it considers to be best practice in the area of corporate governance. The Board is kept advised of Finlay's business through regular written reports and analyses and discussions with the Company's Chairman and Chief Executive Officer and other officers.

         The Board of Directors has standing Audit, Compensation, Nominating & Corporate Governance and Executive Committees. No director who serves on the Compensation Committee is an officer or employee of the

Company or any of its subsidiaries. During the last year, the Company has responded to new requirements mandated by the Sarbanes-Oxley Act of 2002 and the Commission by increasing the independence of the Board of Directors and strengthening the Audit Committee as well as the Nominating & Corporate Governance Committee.

         The duties and responsibilities of the Audit Committee are described below under the caption "Report of the Audit Committee". The Audit Committee met six times during fiscal 2002. The current members of the Audit Committee are Mr. Goldstein, its Chairperson, Ms. Merriman and Mr. Kerin, none of whom are employees of the Company and each of whom meets the independence requirements under current National Association of Securities Dealers corporate governance standards.

         The principal functions of the Compensation Committee are to review and approve the compensation of the executive officers of the Company and compensation arrangements for non-employee directors, and to make recommendations to the Board of Directors with respect to the Company's incentive compensation plans and equity-based plans. The Compensation Committee also administers the Company's existing Incentive Plans, including the grant of options and stock appreciation rights thereunder. This Committee would also administer the proposed Executive Deferred Compensation and Stock Purchase Plan and the Director Deferred Compensation and Stock Purchase Plan, if approved by the stockholders at the Annual Meeting. (See Proposal Nos. 2 and 3.) The Compensation Committee met three times during fiscal 2002. The current members of the Compensation Committee are Mr. Matthews, its Chairperson, and Mr. Kerin.

         During fiscal 2002, the Nominating Committee changed its name to the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee provides recommendations to the Board of Directors regarding nominees for director and membership on Board committees, and regarding corporate governance guidelines applicable to the Company. This Committee is also responsible for soliciting comments from Finlay's directors as to the performance of the Board of Directors. The Nominating & Corporate Governance Committee will consider nominees recommended by stockholders. The Nominating & Corporate Governance Committee met once during fiscal 2002. The current members of the Nominating & Corporate Governance Committee are Ms. Merriman, its Chairperson, Messrs. Desai, Goldstein and Matthews.

         The Executive Committee has all the powers of the Board of Directors in the management of the business and affairs of the Company, except as such powers are limited by the Delaware General Corporation Law. The Executive Committee did not meet during fiscal 2002. The current members of the Executive Committee are Messrs. Cornstein, Desai, Kaplan, Matthews and Reiner.

         The Board of Directors met six times during fiscal 2002. No director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees thereof which he or she was eligible to attend.

         The charter of the Audit Committee is (as noted below) attached as Exhibit A and may also be accessed, together with the charter for each of the Compensation Committee and the Nominating & Corporate Governance Committee as well as the Company's Code of Ethics and Code of Ethics for Senior Financial Officers, on the Company's website at www.finlayenterprises.com. In furtherance of the Board's efforts to improve the Company's corporate governance, each of these charters and codes is assessed annually.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A to this Proxy Statement.

         Management is responsible for the Company's internal controls and preparing the Company's consolidated financial statements. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities and the appointment of the Company's independent auditors. As stated above and in the Audit Committee's charter, the Audit Committee's responsibility is one of oversight. The Audit Committee does not provide any expert or special assurance as to the Company's financial statements concerning compliance with laws, regulations or generally accepted accounting principles. In performing its oversight function, the Audit Committee relies, without independent verification, on the information and the representations made by management and the independent auditors.

         The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the fiscal year ended February 1, 2003, with management and the independent auditors. The Audit Committee has also conducted discussions with the independent auditors regarding the matters required by the Statement of Auditing Standards No. 61 "Communications with Audit Committees." As required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from the independent auditors regarding their independence.

         Based upon the review and discussions referred to above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 1, 2003, for filing with the Commission.

                                                THE AUDIT COMMITTEE
                                                Michael Goldstein, Chairperson
                                                John D. Kerin
                                                Hanne M. Merriman

SELECTION OF AUDITORS

         The Audit Committee selected Deloitte & Touche LLP, independent auditors, as independent auditors of the Company for the year ending February 1, 2003, and Deloitte & Touche LLP has been selected by the Audit Committee to audit and report on the financial statements of the Company for the year ending January 31, 2004. Deloitte & Touche LLP reviewed or audited the Company's financial statements for the first time in 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         On June 20, 2002, the Board of Directors, upon the recommendation of the Audit Committee, decided not to reengage Arthur Andersen LLP and engaged Deloitte & Touche LLP as the Company's new independent auditors. Arthur Andersen LLP's reports on the Company's financial statements for the fiscal years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion, or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal 2002 and fiscal 2001 and the interim period of fiscal 2002 before the Company decided not to reengage Arthur Andersen LLP, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no "reportable events" as defined in the regulations of the Commission.

         The Company provided Arthur Andersen LLP with a copy of the Company's Current Report on Form 8-K dated June 20, 2002 containing the Company's disclosures regarding the foregoing, and requested Arthur Andersen LLP to furnish the Company with a letter addressed to the Commission stating whether Arthur Andersen LLP agreed with the disclosures. Arthur Andersen LLP's letter stating that it found no basis for disagreement with the Company's disclosures was included as an exhibit to the Form 8-K.

         During the fiscal years ended February 2, 2002 and February 3, 2001 and the subsequent interim period before the Company engaged Deloitte & Touche LLP, the Company had not consulted with Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters that was either the subject of a disagreement or reportable event as set forth in the regulations of the Commission.

         AUDIT FEES. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the second and third quarters of the 2002 fiscal year totaled $380,000. No fees were paid to Arthur Andersen LLP, the Company's former independent auditors, for review of any interim period financial statements during the 2002 fiscal year.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Neither Deloitte & Touche LLP nor Arthur Andersen LLP rendered any professional services related to financial information systems design and implementation for the 2002 fiscal year.

         ALL OTHER FEES. The aggregate fees billed for services rendered by Deloitte & Touche LLP, other than for audit and information technology services, described in the preceding two paragraphs, for the 2002 fiscal year totaled $15,000, comprised of fees for non-audit related services. No fees were paid to Arthur Andersen LLP for other professional services rendered to the Company during the 2002 fiscal year.

         The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining the independence of Deloitte& Touche LLP.

         The Audit Committee approved all of the fees related to the audits and reviews.

DIRECTORS' COMPENSATION

         Directors who are employees, or who receive fees or compensation (directly or indirectly) other than as directors, receive no additional compensation for serving as members of the Board. Mr. Kaplan receives no compensation for serving as a director of the Company and Finlay Jewelry. For a discussion of certain fees paid to affiliates of Mr. Desai, as well as Mr. Lee and Mr. Smith (who resigned as directors in March 2003), see "Compensation Committee Interlocks and Insider Participation".

         For serving as a director of the Company and Finlay Jewelry during 2002, each independent non-employee director received aggregate compensation at the rate of $20,000 per year, and also received a fee of $1,000 for each regular and special meeting attended and a fee of $500 for each committee meeting attended. Mr. Matthews received an aggregate annual fee of $1,500 for service as chairperson of the Compensation Committee in 2002. In addition, Mr. Goldstein received an aggregate annual fee of $1,500 for service as chairperson of the Audit Committee in 2002. Effective April 2003, the chairperson of the Audit Committee will receive an aggregate annual fee of $6,000 and the chairperson for all other committees will receive an aggregate annual fee of $3,000. Each independent non-employee director has received, with respect to each year of service, options to purchase 5,000 shares of Common Stock, at an exercise price equal to the fair market value on the date of grant. The options have vested on the first anniversary of the date of grant, except Mr. Matthews' options are subject to various vesting periods of up to five years. It is intended that, if the proposal to approve the Director Plan is adopted by stockholders at the Annual Meeting, awards under such Plan will replace the Company's existing practice of granting stock options to directors. (See "Proposal No. 3 - Approval of the Finlay Enterprises, Inc. Director Deferred Compensation and Stock Purchase Plan.")

         Mr. Reiner has an employment contract with Finlay. See information under the caption "Executive Compensation--Employment and Other Agreements and Change of Control Arrangements".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is presently comprised of Norman S. Matthews and John D. Kerin. All decisions with respect to executive compensation, and all decisions with respect to benefit plans, involving employees of the Company and Finlay Jewelry are currently made by the Compensation Committee. Neither of the present Compensation Committee members was, at any time, an officer or employee of the Company or any of its subsidiaries.

         In connection with a series of transactions which recapitalized the Company in May 1993, the Company, affiliates of Thomas H. Lee Company (together with its certain transferees, the "Lee Investors"), partnerships managed by Desai Capital Management Incorporated ("DCMI") (collectively, the "Desai Investors"), certain members of management of the Company (the "Management Stockholders") and certain other stockholders entered into (i) a registration rights agreement (the "Registration Rights Agreement"), which grants certain registration rights to the Lee Investors and the Management Stockholders and
(ii) the Stockholders' Agreement, which granted certain rights to, and imposed certain restrictions on the rights of, the Lee Investors, the Management Stockholders and certain other stockholders relating to the disposition of shares of Common Stock of the Company. See "Certain Transactions."

         The Company and Finlay Jewelry were parties to management agreements with Thomas H. Lee Capital LLC (the "Lee Management Agreement") and DCMI (the "Desai Management Agreement" and collectively with the Lee Management Agreement, the "Management Agreements"), affiliates of Mr. Lee and Mr. Desai, respectively, who were members of the Compensation Committee during 2002. Pursuant to the Management Agreements, as amended, Thomas H. Lee Capital LLC and DCMI received $90,000 and $30,000 per year plus expenses, respectively, for consulting and management advisory services rendered to the Company and Finlay Jewelry. The Desai Management Agreement terminated in June 2002 and the Lee Management Agreement terminated in March 2003. Each of the Management Agreements contained provisions entitling the managing company to indemnification under certain circumstances for losses incurred in the course of service to the Company or Finlay Jewelry.

         In July 2002, as part of the Company's stock repurchase program, the Company repurchased 50,000 shares of Common Stock for $712,500 from Thomas H. Lee and Warren C. Smith (then directors of Finlay) along with Thomas H. Lee Equity Partners, L.P., and other affiliates. In addition, in April 2002, as part of the Company's stock repurchase program, the Company repurchased 526,562 shares of Common Stock for $5,792,182 from Equity-Linked Investors-II, a partnership, the managing partner of the general partner of which is Rohit M. Desai, a director of Finlay. On March 27, 2003, Mr. Lee and Mr. Smith, along with Thomas H. Lee Equity Partners, L.P. and other affiliates, sold all of their Common Stock, an aggregate of 835,751 shares, to Palisade Concentrated Equity Partnership (see footnote 4 to the beneficial ownership table under "Security Ownership of Certain Beneficial Owners and Management").

         Any future transactions between the Company and/or Finlay Jewelry and the officers, directors and affiliates thereof will be on terms no less favorable to the Company and Finlay Jewelry than can be obtained from unaffiliated third parties, and any material transactions with such persons will be approved by a majority of the disinterested directors of the Company or Finlay Jewelry, as the case may be.

                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the compensation in fiscal years 2002, 2001 and 2000 of Finlay's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company or Finlay Jewelry (collectively, the "Named Executive Officers").

                                                                                        LONG TERM COMPENSATION
                                                                                        -----------------------
                                                 ANNUAL COMPENSATION                            AWARDS
                                  -------------------------------------------------     ------------------------
                                                                                       RESTRICTED    SECURITIES
      NAME AND PRINCIPAL                                                OTHER ANNUAL    STOCK        UNDERLYING       ALL OTHER
          POSITION                YEAR        SALARY      BONUSES     COMPENSATION (1)  AWARD(S)   OPTIONS/SARS(#)  COMPENSATION(2)
  --------------------------      ----        ------      -------    ----------------  ----------  ---------------  ---------------

ARTHUR E. REINER                  2002    $  935,000    $ 521,169        $18,343            -            -           $ 38,702(3)
Chairman, President               2001       900,000      180,900         18,465      $1,219,000(3)    100,000         29,071
and Chief Executive               2000       750,000      145,875         19,292           -           100,000         28,453
Officer of the
Company and Chairman
and Chief Executive
Officer of Finlay Jewelry

JOSEPH M. MELVIN                  2002   $   407,057    $ 226,893          -               -             -           $  8,895
Executive Vice President          2001       387,060       77,799          -               -           45,000          83,895(4)
and Chief Operating               2000       387,059       75,283          -               -           20,000         133,277(4)
Officer of the
Company and President
and Chief Operating
Officer of Finlay Jewelry

LESLIE A. PHILIP                  2002   $   426,690    $ 237,837          -               -             -           $  8,895
Executive Vice President          2001       406,691       81,745          -               -           50,000         158,895(5)
and Chief Merchandising           2000       406,691       79,101          -               -           30,000         208,277(5)
Officer of the
Company and
Finlay Jewelry

EDWARD J. STEIN                   2002   $   360,055    $ 200,695          -               -             -           $  8,895
Senior Vice President and         2001       347,052       69,757          -               -           15,000           8,895
Director of Stores                2000       347,052       67,503          -               -           10,000           8,277
of Finlay Jewelry

BRUCE E. ZURLNICK                 2002   $   275,000    $ 153,285          -               -             -           $  8,895
Senior Vice President,            2001       262,500       52,763          -               -           15,000           8,895
Treasurer and Chief               2000       249,996       50,095          -               -            5,000           8,277
Financial Officer of the
Company and
Finlay Jewelry

---------------------
     (1) Represents tax equalization payments made in connection with life insurance premiums paid by Finlay on behalf of the Named Executive Officers.

     (2) Includes for each Named Executive Officer the sum of the following amounts earned in 2002, 2001 and 2000 for such Named Executive Officers.

                                                                   LIFE          RETIREMENT          MEDICAL
                                                              INSURANCE (a)      BENEFITS (b)     BENEFITS (c)
                                                              -------------      ------------     ------------
Arthur E. Reiner.................................     2002    $  20,176          $   5,525        $  3,370
                                                      2001       20,176              5,525           3,370
                                                      2000       20,176              5,200           3,077

Joseph M. Melvin.................................     2002    $     -            $   5,525        $  3,370
                                                      2001          -                5,525           3,370
                                                      2000          -                5,200           3,077

Leslie A. Philip.................................     2002    $     -            $   5,525        $  3,370
                                                      2001          -                5,525           3,370
                                                      2000          -                5,200           3,077

Edward J. Stein..................................     2002    $     -            $   5,525        $  3,370
                                                      2001          -                5,525           3,370
                                                      2000          -                5,200           3,077

Bruce E. Zurlnick................................     2002    $     -            $   5,525        $  3,370
                                                      2001          -                5,525           3,370
                                                      2000          -                5,200           3,077

          (a) Insurance premiums paid by Finlay with respect to life insurance for the benefit of the Named Executive Officer.

          (b) The dollar amount of all matching contributions and profit sharing contributions under Finlay's 401(k) profit sharing plan allocated to the account of the Named Executive Officer.

          (c) The insurance premiums paid in respect of the Named Executive Officer under Finlay's Executive Medical Benefits Plan.

     (3) Included in the other compensation set forth in Note 2 above, are taxable auto allowances and employer provided travel of $9,631. The value of the 100,000 shares of restricted stock issued to Mr. Reiner in February 2001 is based on the closing price on the date of issuance. At February 1, 2003, Mr. Reiner held 100,000 shares of restricted stock, subject to vesting, having an aggregate market value at such date of $1,319,000. To the extent dividends are paid on the Company's Common Stock, generally, dividends would be paid on the restricted stock. See "--Employment and Other Agreements and Change of Control Arrangements".

     (4) Included in the other compensation set forth in Note 2 above, were special bonuses of $75,000 and $125,000 in accordance with a retention agreement entered into in February 1999 that Finlay paid to Mr. Melvin in February 2002 and February 2001, respectively.

     (5) Included in the other compensation set forth in Note 2 above, were special bonuses of $150,000 and $200,000 in accordance with a retention agreement entered into in February 1999 that Finlay paid to Ms. Philip in February 2002 and February 2001, respectively.

          Mr. Reiner was named Chairman of the Company effective February 1, 1999 and, from January 1995 to such date, served as Vice Chairman of the Company. For a discussion of the employment and other arrangements with Mr. Reiner, see "-- Employment and Other Agreements and Change of Control Arrangements".

LONG TERM INCENTIVE PLANS

          The Company has two long term incentive plans, for which it has reserved a total of 2,582,596 shares of Common Stock for issuance in connection with awards. Of this total, 732,596 shares of Common Stock have been reserved for issuance under the Company's Long Term Incentive Plan (the "1993 Plan"), of which 263,977 shares have been issued to date in connection with exercises of options granted under the 1993 Plan and 424,020 shares are reserved for issuance upon exercise of currently outstanding options. The remaining 44,599 shares of Common Stock are available for future grants under the 1993 Plan. In 1997, the Company's Board of Directors and stockholders approved the Company's 1997 Long Term Incentive Plan (as amended, the "1997 Plan" and, together with the 1993 Plan, the "Incentive Plans"), which was intended to supplement the 1993 Plan. The 1997 Plan is similar to the 1993 Plan and provides for the grant of the same types of awards as are currently available under the 1993 Plan. The maximum number of shares of Common Stock available for issuance under the 1997 Plan is 1,850,000. Of this total, 42,894 shares have been issued to date in connection with exercises of options granted under the 1997 Plan, 106,000 shares have been issued to date in connection with restricted stock awards and 1,132,015 shares are reserved for issuance upon exercise of currently outstanding options. The remaining 569,091 shares of Common Stock are available for future grants under the 1997 Plan.

         The Incentive Plans permit the Company to award to key employees of the Company and its subsidiaries, consultants and certain other persons and directors of the Company, the following: (i) stock options; (ii) stock appreciation rights in tandem with stock options; (iii) limited stock appreciation rights in tandem with stock options; (iv) restricted or nonrestricted stock awards subject to such terms and conditions as the Compensation Committee shall determine; (v) performance units which are based upon attainment of performance goals during a period of not less than two nor more than five years and which may be settled in cash or in Common Stock in the discretion of the Company's Compensation Committee; or (vi) any combination of the foregoing. The 1997 Plan provides, however, that no participant may be granted, during any fiscal year, options or other awards relating to more than 200,000 shares of Common Stock.

         Under the Incentive Plans, the Company may grant stock options which are either "incentive stock options" ("Incentive Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-incentive stock options ("Non-incentive Options"). Incentive Options are designed to result in beneficial tax treatment to the optionee, but no tax deduction for the Company. Nonincentive Options will not give the optionee the tax benefits of Incentive Options, but generally will entitle the Company to a tax deduction when and to the extent income is recognized by the optionee.

         The Incentive Plans are administered by the Compensation Committee of the Company's Board of Directors which, pursuant to the Incentive Plans, consists of at least two directors. Subject to the provisions of the Incentive Plans, the Compensation Committee has sole discretion (i) to select the individuals to participate in the Incentive Plans, (ii) to determine the form and substance of grants made under the Incentive Plans to each participant, and the conditions and restrictions, if any, subject to which grants are made, (iii) to interpret the Incentive Plans and (iv) to adopt, amend or rescind rules and regulations for carrying out the Incentive Plans as it may deem appropriate.

         The Incentive Plans provide that the per share exercise price of an option granted under the plans shall be determined by the Compensation Committee. The exercise price of an Incentive Option may not, however, be less than 100% of the fair market value of the Common Stock on the date the option is granted and the duration of an Incentive Option may not exceed ten years from the date of grant. In addition, an Incentive Option that is granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the "employer corporation" (as used in the Code) or any parent or subsidiary thereof shall have a per share exercise price which is at least 110% of the fair market value of the Common Stock on the date the option is granted and the duration of any such option may not exceed five years from the date of grant. Options granted under the Incentive Plans become exercisable at such time or times as the Compensation Committee may determine at the time the option is granted. Options are nontransferable (except by will or intestacy on the death of the optionee) and during a participant's lifetime are exercisable only by the participant.

         In making grants to employees under the Incentive Plans, the Company has generally utilized a uniform Agreement and Certificate of Option (the "Option Agreement"), under which the Company grants ten-year options, subject to various vesting periods of up to five years. Other vesting schedules have also been utilized by Finlay. The Option Agreement contains transfer and certain other restrictions and provides that options not vested may expire, or shares acquired upon exercise of options may be repurchased at their exercise price, in the event of termination of employment under certain circumstances. In addition, the Option Agreement provides that (i) if an optionee's employment is terminated for "cause" (as defined in the Option Agreement), such optionee's options will terminate immediately, (ii) if an optionee's employment is terminated due to death, "disability" or "retirement" (each as defined in the Incentive Plans), such optionee's options become fully vested and exercisable for a specified period following termination and (iii) if an optionee's employment is terminated for any other reason, such optionee's options remain exercisable to the extent vested for a specified period following termination.

         The Incentive Plans may be amended or terminated by the Board at any time, but no such termination or amendment may, without the consent of a participant, adversely affect the participant's rights with respect to previously granted awards. Under the 1993 Plan, the approval of the Company's stockholders is required for any amendment (i) to increase the maximum number of shares subject to awards under the 1993 Plan, (ii) to change the class of persons eligible to participate and/or receive incentive stock options under the 1993 Plan, (iii) to change the requirements for serving on the Compensation Committee or (iv) to increase materially the benefits accruing to participants under the 1993 Plan. Under the 1997 Plan, the approval of the Company's stockholders is required to amend the 1997 Plan if the Compensation Committee determines that such approval would be necessary to retain the benefits of Rule 16b-3 under the Exchange Act (with respect to participants who are subject to Section 16 thereof), Section 162(m) of the Code (with respect to "covered employees" within the meaning of Section 162(m) of the Code) or Section 422 of the Code (with respect to Incentive Options), or if stockholder approval is otherwise required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit the proposed amendment for stockholder approval.

         Subject to certain limitations set forth in the Incentive Plans, if the Compensation Committee determines that any corporate transaction or event affects the shares of Common Stock (or other securities or property subject to an award under the Incentive Plans) such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plans, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares (or other securities or property) with respect to which awards may be granted under the Incentive Plans, (ii) the number and type of shares (or other securities or property) subject to outstanding awards under the Incentive Plans or (iii) the grant or exercise price with respect to any awards under the Incentive Plans or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award (which, in the case of an option, will be equal to the positive difference, if any, between the Market Value (as defined in the Incentive Plans) of the shares covered by such option, as determined immediately prior to such corporate transaction or event, and the exercise price per share of such option).

         On April 16, 2003, the Board of Directors adopted the Executive Plan and the Director Plan, subject in each case to the approval of stockholders at the Annual Meeting. (See "Proposal No. 2 - Approval of the Finlay Enterprises, Inc. Executive Deferred Compensation and Stock Purchase Plan" and "Proposal No. 3 - Approval of the Finlay Enterprises, Inc. Deferred Compensation and Stock Purchase Plan.")

EQUITY COMPENSATION PLAN TABLE

         Options to purchase Common Stock have been granted to employees and non-employee directors under various stock-based compensation plans. (See "Long Term Incentive Plans".) The following table summarizes the number of stock options issued, the weighted-average exercise price and the number of securities remaining to be issued under all of the Company's outstanding equity compensation plans as of February 1, 2003. The table does not include information on the Executive Plan and the Director Plan, each of which is being submitted for stockholder approval at the Annual Meeting.

                                                                                                         (c)
                                                                                                 NUMBER OF SECURITIES
                                                  (a)                       (b)                REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                        BE ISSUED UPON EXERCISE      EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                        OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
            PLAN CATEGORY                 WARRANTS AND RIGHTS       WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
-----------------------------------    -------------------------  -----------------------  ------------------------------
Equity compensation plans
       approved by security holders..            1,590,335              $    11.46                        718,690(1)
Equity compensation plans not
       approved by security holders..               -                          -                              -
                                               -------------           ---------------                  -------------
Total................................            1,590,335              $    11.46                        718,690

-------------------
(1) Awards are permitted under the Incentive Plans (as hereinafter defined) in the form of (i) stock options; (ii) stock appreciation rights in tandem with stock options; (iii) limited stock appreciation rights in tandem with stock options; (iv) restricted or nonrestricted stock awards subject to such terms and conditions as the Compensation Committee of the Board of Directors shall determine; (v) performance units which are based upon attainment of performance goals during a period of not less than two nor more than five years and which may be settled in cash or in Common Stock in the discretion of the Compensation Committee; or (vi) any combination of the foregoing.


OPTION/SAR GRANTS IN FISCAL 2002/LONG TERM INCENTIVE PLAN
AWARDS IN 2002

         There were no options granted or stock appreciation rights issued, or any long term incentive plan awards, by the Company in 2002 to the Named Executive Officers.


CERTAIN INFORMATION CONCERNING STOCK OPTIONS/SARs

         The following table sets forth certain information with respect to stock options exercised in 2002 as well as the value of stock options at the fiscal year end. No stock appreciation rights were exercised during 2002.

            AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2002 AND FISCAL
                            YEAR-END OPTION/SAR VALUE

                                                                    NUMBER OF
                                                                   SECURITIES              VALUE OF
                                                                   UNDERLYING            UNEXERCISED
                                                                   UNEXERCISED           IN-THE-MONEY
                                                                  OPTIONS/SARs         OPTIONS/SARs AT
                                       SHARES                      AT YEAR-END           YEAR-END ($)
                                      ACQUIRED       VALUE        EXERCISABLE/           EXERCISABLE/
NAME                                 ON EXERCISE   REALIZED       UNEXERCISABLE      UNEXERCISABLE (1)(2)
----                                 -----------   --------       -------------      --------------------
Arthur E. Reiner................          -            -         394,632 / 140,000    $140,400 / $517,600
Joseph M. Melvin................          -            -          95,000 /  50,000    $157,580 / $226,320
Leslie A. Philip................          -            -         132,000 /  58,000    $281,629 / $253,520
Edward J. Stein.................          -            -          57,000 /  28,000    $217,080 / $  86,200
Bruce E. Zurlnick...............          -            -          26,333 /  20,000    $100,145 / $  79,940

--------------------
(1) The value of Unexercised In-the-Money Options/SARs represents the aggregate amount of the excess of $13.19, the closing price for a share of Common Stock at year end, over the relevant exercise price of all "in-the-money" options.

(2) The options granted under the 1997 Plan generally vest over periods of up to five years. Other vesting schedules have also been utilized by Finlay.

EMPLOYMENT AND OTHER AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

         Mr. Reiner is party to an employment agreement pursuant to which he is serving as Chairman of the Board, President and Chief Executive Officer of the Company for a term expiring on January 31, 2005. In accordance with the agreement, Mr. Reiner's annual base salary is currently at an annual rate of $970,000. Under the agreement, his base salary is to be increased in increments of not less than $35,000 per year. In addition to his base salary, Mr. Reiner is entitled to an annual bonus payment based on the satisfaction by Finlay of certain financial performance criteria. Under Mr. Reiner's agreement, Finlay is required to provide Mr. Reiner with certain insurance and other ancillary benefits.

         In connection with the extension of Mr. Reiner's employment agreement to January 31, 2005, the Company issued to Mr. Reiner in February 2001 an aggregate of 100,000 shares of restricted stock which will become vested and nonforfeitable if Mr. Reiner is continuously employed by Finlay through January 31, 2005. If Mr. Reiner's employment is terminated without cause or for other specified circumstances, a pro rata portion of the restricted stock would become nonforfeitable. If Mr. Reiner's employment is terminated prior to a change of control (as defined in the agreement) without cause, or under other specified circumstances, Mr. Reiner would continue to receive his base salary for the balance of the term and bonus compensation as if such termination had not occurred. In the event his employment is terminated under certain circumstances following a change of control, Mr. Reiner would be entitled to a lump sum payment equal to 299% of his "base amount" (as defined in Section 280G(b)(3) of the Code), subject to certain restrictions. In addition, upon termination of his employment coincident with or following a change of control, all of his restricted stock would become nonforfeitable.

         If at the expiration of the term of employment (or a renewal term) Mr. Reiner and Finlay cannot agree upon terms to continue his employment, or if his employment is terminated without cause or for other specified reasons, Mr. Reiner would be entitled to receive a severance payment in an amount equal to one year's base salary, together with certain insurance benefits.

         In May 1997, the Company appointed Mr. Melvin to serve as Executive Vice President and Chief Operating Officer of the Company and President and Chief Operating Officer of Finlay Jewelry. The Company has agreed to pay to Mr. Melvin an annual base salary of at least $350,000 as well as an annual bonus based on the achievement of certain targets. If Mr. Melvin's employment is terminated by Finlay without cause or his title is changed to a lesser title, he is entitled to receive a lump sum payment equal to one year's base salary.

INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Finlay has entered into indemnification agreements with each of its directors and certain of its executive officers. For a complete description of these agreements, see "Certain Transactions -- Certain Other Transactions."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee consists of Norman S. Matthews and John D. Kerin, each of whom is a non-employee member of the Board of Directors. The Committee met three times in the fiscal year ended February 1, 2003 to afford the members the opportunity to consider all compensation related matters. For the purposes hereof, the Compensation Committee will be referred to herein as the "Committee."

         Compensation Philosophy. The Committee has approved the following principles for the management compensation program which:

         [] Encourage strong financial and operational performance of the Company and support the achievement of the Company's strategic objectives.

         [] Provide a competitive level of total compensation necessary to attract and retain talented and experienced executives.

         [] Link the executives' financial interest with the success of the Company by placing a substantial portion of pay "at risk."

         [] Align executive officers and all employees with stockholders' interests.

         The Company's executive compensation program currently consists of base salary, the potential for annual cash incentive compensation in the form of performance bonuses, long-term incentive compensation in the form of stock options, and other restricted stock grants, and various supplemental executive benefits.

         Base Salaries. It is the Committee's objective to maintain base salaries that are reflective of the individual executive's experience, responsibility level and performance, and that are competitive with salary levels of executives at other companies engaged in the same or similar lines of business with revenues in a range comparable to those of the Company. The Committee intends to monitor the salaries of all Senior Vice Presidents and above annually and to make annual adjustments it deems necessary and appropriate.

         Cash Bonuses. The Committee believes that the portion of an executive's compensation that is "at risk" should vary proportionally to the amount of responsibility the executives bears for the Company's success. Target bonuses are established by executive levels for each fiscal year.

         Long Term Incentives. The Committee believes that stock-based compensation arrangements are beneficial in aligning the interests of management and the Company's stockholders over the long-term. The principal vehicle for awarding stock-based compensation has been the 1993 and 1997 Long Term Incentive Plans. The Board of Directors believes that the Company's future success may depend on its ability to maintain a competitive position in attracting, retaining and motivating key personnel and directors through the use of stock-based awards. Accordingly, it has proposed the adoption of the Director Deferred Compensation and Stock Purchase Plan and the Executive Deferred Compensation and Stock Purchase Plan, each of which is subject to the approval of the stockholders of the Company at the Annual Meeting.

         Compensation of the Chief Executive Officer. On January 30, 1996, pursuant to the terms of his employment agreement, Mr. Reiner was elected Chief Executive Officer of the Company. His compensation will continue to be governed by the terms of his employment agreement described above.

         Compensation Deduction Limitation. Section 162(m) of the Code limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to its chief executive officer and its four other highest paid executive officers, unless that compensation qualifies for certain "performance-based" exceptions provided for in that section of the Code. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

                                              THE COMPENSATION COMMITTEE
                                              Norman S. Matthews, Chairperson
                                              John D. Kerin

STOCK PERFORMANCE GRAPH

         The following graph charts, on an annual basis, the total stockholders' return over a period from January 31, 1998 to February 1, 2003 with respect to an investment in the Company's Common Stock as compared to the Nasdaq Stock Market, the Dow Jones US Retailers--All Specialty Index and the S&P Department Stores Index. The Company has paid no dividends with respect to its Common Stock during the period.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG FINLAY ENTERPRISES, INC., THE NASDAQ STOCK MARKET
                                  (U.S.) INDEX,
             THE DOW JONES US RETAILERS--ALL SPECIALTY INDEX AND THE
                           S&P DEPARTMENT STORES INDEX



                           [CHART DATA IN TABLE BELOW]


                                                               CUMULATIVE TOTAL RETURN ($)
                                     -----------------------------------------------------------------------------------
                                     JANUARY 31,   JANUARY 30,    JANUARY 29,   FEBRUARY 3,    FEBRUARY 2,    FEBRUARY 1,
                                       1998           1999           2000          2001          2002            2003
                                     -----------  ------------   -------------  -------------  ------------  -------------
Finlay Enterprises, Inc.    FNLY       100.00         47.31        56.45          52.42         42.19         56.73
Nasdaq Stock Market (U.S.)  NAS        100.00        156.49       244.12         171.44        120.40         82.97
Dow Jones US Retailers--    OTS        100.00        161.90       163.49         173.98        181.60        130.09
All Specialty
S&P Department Stores       RSD        100.00        98.85         79.46         104.70        114.72         77.15

         * Assumes $100 invested on January 31, 1998 in stock or index, with reinvestment of dividends.

                              CERTAIN TRANSACTIONS

STOCKHOLDERS' AGREEMENT

         The Management Stockholders, Palisade CEP, all employees holding options to purchase Common Stock, certain private investors and the Company are parties to the Stockholders' Agreement, which sets forth certain rights and obligations of the parties with respect to the Common Stock (including certain "come along" and "take along" rights relating to sales of Common Stock) and corporate governance of the Company. Any employees of Finlay not parties to the Stockholders' Agreement, as amended, who have received or in the future receive options to purchase Common Stock in connection with their employment have also been required or will also be required, as the case may be, to become parties to the Stockholders' Agreement. The Stockholders' Agreement provides that the parties thereto must vote their shares in favor of certain directors who are nominated by Mr. Cornstein and Mr. Reiner. Notwithstanding the foregoing, the right of various persons to designate directors will be reduced or eliminated at such time as they own less than certain specified percentages of the shares of Common Stock then outstanding or in certain cases are no longer an employee of the Company. Mr. Cornstein is his own designee and Mr. Reiner is his own designee. The Stockholders' Agreement also provides for an Executive Committee to consist of at least five directors, including, under certain conditions, a designee of Mr. Cornstein. When a stockholder or group of stockholders loses the right to designate a director, such director is to be designated instead by the Board of Directors of the Company. The Executive Committee of the Company's Board consists at present of Messrs. Cornstein, Desai, Kaplan, Matthews and Reiner.

REGISTRATION RIGHTS AGREEMENT

         The Registration Rights Agreement grants certain registration rights to certain Management Stockholders and other investors. Palisade CEP and Management Stockholders may demand registration under certain circumstances. In addition, under the Registration Rights Agreement, if the Company proposes to register shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), either for its own account or for the account of others (other than a registration statement relating solely to employee benefit plans), then each party to the Registration Rights Agreement will have the right, subject to certain restrictions and priorities, to request that the Company register its shares of Common Stock in connection with such registration. Under the Registration Rights Agreement, the holders of "Registrable Securities," on the one hand, and the Company, on the other, agree to indemnify each other for certain liabilities, including liabilities under the Securities Act, in connection with any registration of shares subject to the Registration Rights Agreement.

STOCK REPURCHASES

         In July 2002, as part of the Company's stock repurchase program, the Company repurchased 50,000 shares of Common Stock for $712,500 from Thomas H. Lee and Warren C. Smith (then directors of Finlay) along with Thomas H. Lee Equity Partners, L.P., and other affiliates. In addition, in April 2002, as part of the Company's stock repurchase program, the Company repurchased 526,562 shares of Common Stock for $5,792,182 from Equity-Linked Investors-II, a partnership, the managing partner of the general partner of which is Rohit M. Desai, a director of Finlay.

CERTAIN OTHER TRANSACTIONS

         Finlay has entered into indemnification agreements with directors and executive officers of Finlay. The indemnification agreements require, among other things, that Finlay indemnify its directors and executive officers against certain liabilities and associated expenses arising from their service as directors and executive officers of Finlay and reimburse certain related legal and other expenses. In the event of a Change of Control (as defined therein), Finlay will, upon request by an indemnitee under the agreements, create and fund a trust for the benefit of such indemnitee sufficient to satisfy reasonably anticipated claims for indemnification. Finlay will also cover each director and certain executive officers under a directors and officers liability policy maintained by Finlay in such amounts as the Board of Directors of the Company finds reasonable. Although the indemnification agreements offer coverage similar to the provisions in the Restated Certificate of Incorporation and the Delaware General Corporation Law, they provide greater assurance to directors and officers that indemnification will be available because, as contracts, they cannot be modified unilaterally in the future by the Board of Directors or by the stockholders to eliminate the rights they provide.

         For information relating to certain transactions involving members of management or others, see "Compensation Committee Interlocks and Insider Participation" and "Executive Compensation -- Employment and Other Agreements and Change of Control Arrangements."

                                 PROPOSAL NO. 2

                                 APPROVAL OF THE
          FINLAY ENTERPRISES, INC. EXECUTIVE DEFERRED COMPENSATION AND
                               STOCK PURCHASE PLAN


         The Board of Directors believes that the Company's future success may depend on its ability to maintain a competitive position in attracting, retaining and motivating key personnel through the use of stock-based awards. As a result, on April 16, 2003, the Board of Directors approved the Finlay Enterprises, Inc. Executive Deferred Compensation and Stock Purchase Plan (the "Executive Plan") to be effective May 1, 2003, subject to the approval of the Company's stockholders.

         The Company intends that awards under the Executive Plan will replace the Company's existing practice of granting stock options to key executives under the Company's 1997 and 1993 Plans (the "Incentive Plans").

PURPOSE

         The purpose of the Executive Plan is to provide equity incentive compensation to selected key executives of the Company and its and their subsidiaries. In addition to giving the Company the ability to make stock-based awards to current or future key executives, the Company believes that the Executive Plan creates a means to provide deferred compensation to such selected executives and to raise the level of stock ownership in the Company by such executives thereby strengthening the mutuality of interests between such executives and the Company's stockholders. The following summary of the Executive Plan is qualified in its entirety by reference to the full text of the Executive Plan, a copy of which is attached hereto as Exhibit B.

ADMINISTRATION

         The Executive Plan will be administered by the Compensation Committee of the Board of Directors or such other committee (or subcommittee) of the Board of Directors, as determined by the Board, consisting of two or more members, each of whom is intended to be, a "non-employee director" under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

         The Committee will have full power and authority, subject to the provisions of the Executive Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Executive Plan, to interpret the provisions and supervise the administration of the Executive Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable.

         The Executive Plan will at all times be entirely unfunded, and no participant or other person will own any interest in particular assets of the Company or any of its subsidiaries by reason of the right to receive any payment under the Executive Plan.

ELIGIBILITY

         Key executives of the Company and its and their subsidiaries are eligible to purchase restricted stock units ("RSUs") under the Executive Plan (see the section titled "Awards Under the Executive Plan" for a description of the types of RSUs that may be purchased and awarded under the Executive Plan). Eligibility under the Executive Plan is determined by the Committee, in its sole discretion.

AVAILABLE SHARES

         Purchases and awards of RSUs under the Executive Plan will not further dilute any stockholder's ownership percentage beyond the level already permitted under the Incentive Plans because the shares of Common Stock that may be issued or used for reference purposes under the Executive Plan will be funded solely from shares of Common Stock that are already available for issuance under the Incentive Plans. Accordingly, the maximum number of shares of Common Stock that may be issued or used for reference purposes under the Executive Plan may not exceed the maximum number of shares of Common Stock available for issuance under the Incentive Plans. Purchases and awards under the Executive Plan constitute a "Stock Award" under the Incentive Plans and will count against the share limit specified in the Incentive Plans.

AWARDS UNDER THE EXECUTIVE PLAN

         An RSU is a restricted stock unit, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a stockholder of a share of Common Stock. The fair market value of an RSU on any date is deemed to be the fair market value of a share of Common Stock on that date. The closing price for the Common Stock on the Nasdaq National Market on May 16, 2003 was $12.05 per share. Two types of RSUs may be awarded under the Executive Plan, as follows:

         Participant RSUs. At the times set forth in the Executive Plan, a participant may elect to defer 25% of his or her annual actual or target bonus, or the greater of the actual or target bonus as elected by a participant, that would otherwise be paid to the participant under the Company's Management Bonus Opportunity Plan, and receive RSUs in lieu thereof ("Participant RSUs"). Participant RSUs will be credited to a participant's account on April 25th of each plan year or the preceding business day if April 25th is a holiday recognized by the Company or on a weekend, provided that if the Company changes its bonus payment practices, Participant RSUs will be credited on such date the bonus for the relevant year would otherwise be paid to the participant ("Award Date") in an amount equal to: (i) 25% of the participant's actual or target bonus, or the greater of the actual or target bonus as elected by a participant, to be received as an award of Participant RSUs divided by (ii) the "fair market value" (as defined in the Executive Plan) of a share of Common Stock on the Award Date.

         Matching RSUs. On each Award Date, with respect to each Participant RSU that a participant elects to purchase under the Executive Plan, the Company will credit a participant's account with one matching RSU (a "Matching RSU").

         At the time of distribution, RSUs are converted into actual shares of Common Stock (as described below under the section titled "Deferral Period; Payment").

VESTING

         Participant RSUs are fully vested at all times. Matching RSUs will become vested three years after the applicable Award Date, provided the participant is continuously employed by the Company or a subsidiary from the Award Date through the applicable vesting date. In the event a participant's employment is terminated for any reason (other than by the Company without "cause" or as a result of death, "disability," "retirement" or a "change in control" (as each such term is defined in the Executive Plan)) prior to the applicable vesting date, all unvested Matching RSUs will be forfeited. Notwithstanding the foregoing, upon a participant's death, "disability" or "change in control," in each case while employed by the Company or a subsidiary, all unvested Matching RSUs will become 100% vested. Upon a termination of a participant's employment by the Company or a subsidiary without "cause" or upon "retirement" (as each such term is defined in the Executive Plan), a participant's unvested Matching RSUs will be subject to pro-rata vesting, based on the number of whole years employed in a particular vesting period, and any remaining unvested Matching RSUs will be forfeited.

DEFERRAL PERIOD; PAYMENT

         For each Participant RSU, a participant will receive one share of Common Stock (and cash in lieu of fractional shares ) as soon as practicable following the earlier of: (i) a participant's termination of employment or (ii) the expiration of the deferral period elected by the participant (i.e., three, five or seven years after an Award Date, or as extended or terminated early in accordance with the Executive Plan).

         For each vested Matching RSU, a participant will receive one share of Common Stock (and cash in lieu of fractional shares) as soon as practicable following the earlier of: (i) a participant's termination of employment or (ii) the expiration of the deferral period elected by the participant, provided that if a participant's employment is terminated for any reason other than due to death, "disability", or a "change in control" or a termination of the Executive Plan, each vested Matching RSU in a participant's account will be distributed 12 months after such termination.

         The Committee may permit a participant to extend a deferral period for additional two-year periods, provided such extension is made at least one year prior to the expiration of the applicable deferral period. A participant may make a withdrawal from the Executive Plan upon the occurrence of an "unforeseeable emergency" as described in the Executive Plan.

FORFEITURE

         Except as provided above, upon a participant's termination of employment, any unvested Matching RSUs will be forfeited. If a participant's employment is terminated by the Company or a subsidiary for "cause," all Matching RSUs (whether vested or unvested) shall be forfeited to the extent unpaid.

         If a participant engages in "detrimental activity" (as defined in the Executive Plan) while employed or during a period commencing on the participant's termination date and ending one year following the date that a participant terminates employment: (i) the participant will forfeit vested and unvested Matching RSUs to the extent not yet paid to a participant and (ii) the Company may recover from a participant, the value of any shares of Common Stock that were distributed under the Executive Plan as a result of any Matching RSUs, valued at the greater of the "fair market value" on the date a participant received payment under the Executive Plan or the date that a participant engaged in "detrimental activity."

AMENDMENT AND TERMINATION

         The Company reserves the right to amend, terminate or freeze the Executive Plan at any time, by action of its Board of Directors or the Committee, provided that no such action will adversely affect a participant's rights under the Executive Plan with respect to RSUs purchased or awarded and vested before the date of such action. No amendment will be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Executive Plan, any vested RSU will be paid in accordance with the Executive Plan and any nonvested RSU will be canceled and terminated. Upon freezing of the Executive Plan, all vested RSUs purchased or awarded prior to freezing will continue to be held under the Executive Plan until the deferral period expires and all nonvested RSUs awarded prior to freezing will vest or become canceled in accordance with the terms of the Executive Plan.

NONTRANSFERABILITY

         RSUs are not transferable other than by will or by the laws of descent and distribution.

FUTURE EXECUTIVE PLAN AWARDS

         No purchases or awards have been made under the Executive Plan. Because future awards under the Executive Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, the Company or its and their subsidiaries, and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

VOTE REQUIRED

         The affirmative vote of a majority of the votes cast by stockholders in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposal No. 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE FINLAY ENTERPRISES, INC. EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                                 APPROVAL OF THE
           FINLAY ENTERPRISES, INC. DIRECTOR DEFERRED COMPENSATION AND
                               STOCK PURCHASE PLAN


         The Board of Directors believes that the Company's future success may depend on its ability to maintain a competitive position in attracting, retaining and motivating directors through the use of stock-based awards. As a result, on April 16, 2003, the Board of Directors approved the Finlay Enterprises, Inc. Director Deferred Compensation and Stock Purchase Plan (the "Director Plan") to be effective May 1, 2003, subject to the approval of the Company's stockholders.

         The Company intends that awards under the Director Plan will replace the Company's existing practice of granting stock options to directors under the Company's 1997 and 1993 Plans (the "Incentive Plans").

PURPOSE

         The purpose of the Director Plan is to provide equity incentive compensation to directors of the Company who are not employees of the Company and its and their subsidiaries, and who are selected to receive retainer fees by the Committee. In addition to giving the Company the ability to make stock-based awards to current or future directors, the Company believes that the Director Plan creates a means to provide deferred compensation to such directors and to raise the level of stock ownership in the Company by such directors thereby strengthening the mutuality of interests between such directors and the Company's stockholders. The following summary of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached hereto as Exhibit C.

ADMINISTRATION

         The Director Plan will be administered by the Compensation Committee of the Board of Directors or such other committee (or subcommittee) of the Board of Directors, as determined by the Board, consisting of two or more members, each of whom is intended to be, a "non-employee director" under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

         The Committee will have full power and authority, subject to the provisions of the Director Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Director Plan, to interpret the provisions and supervise the administration of the Director Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable.

         The Director Plan will at all times be entirely unfunded, and no participant or other person will own any interest in particular assets of the Company or any of its subsidiaries by reason of the right to receive any payment under the Director Plan.

ELIGIBILITY

         Any director of the Company who is not an active employee of the Company or any of its and their subsidiaries who is selected to receive retainer fees by the Committee is eligible to purchase restricted stock units ("RSUs") under the Director Plan (see the section titled "Awards Under the Director Plan" for a description of the types of RSUs that may be purchased and awarded under the Director Plan).

AVAILABLE SHARES

         Purchases and awards of RSUs under the Director Plan will not further dilute any stockholder's ownership percentage beyond the level already permitted under the Incentive Plans because the shares of Common Stock that may be issued or used for reference purposes under the Director Plan will be funded solely from shares of Common Stock that are already available for issuance under the Incentive Plans. Accordingly, the maximum number of shares of Common Stock that may be issued or used for reference purposes under the Director Plan may not exceed the maximum number of shares of Common Stock available for issuance under the Incentive Plans. Purchases and awards under the Director Plan constitute a "Stock Award" under the Incentive Plans and will count against the share limit specified in the Incentive Plans.

AWARDS UNDER THE DIRECTOR PLAN

         An RSU is a restricted stock unit, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a stockholder of a share of Common Stock. The fair market value of an RSU on any date is deemed to be the fair market value of a share of Common Stock on that date. The closing price for the Common Stock on the Nasdaq National Market on May 16, 2003 was $12.05 per share. Two types of RSUs may be awarded under the Director Plan, as follows:

         Participant RSUs. At the times set forth in the Director Plan, a participant may elect to defer 100% of his or her eligible director fees (which are annual fees received by a participant for services as chairperson of any committee of the Board of Directors and any retainer fees) that would otherwise be paid to the participant for a fiscal year, and receive RSUs in lieu thereof ("Participant RSUs"). Participant RSUs will be credited to a participant's account on the first business day of each quarter during the Company's fiscal year, provided that if the Company changes its eligible director fee payment practices, Participant RSUs will be credited on such date the eligible director fees for the relevant year would otherwise be paid to the participant ("Award Date") in an amount equal to: (i) 100% of the participant's eligible director fees that the participant elects to receive as an award of Participant RSUs divided by (ii) the "fair market value" (as defined in the Director Plan) of a share of Common Stock on each Award Date.

         Matching RSUs. On each Award Date, with respect to each Participant RSU that a participant elects to purchase under the Director Plan, the Company will credit a participant's account with one matching RSU (a "Matching RSU").

         At the time of distribution, RSUs are converted into actual shares of Common Stock (as described below under the section titled "Deferral Period; Payment").

VESTING

         Participant RSUs are fully vested at all times. Matching RSUs will vest on the one year anniversary of the applicable Award Date, provided the participant continuously serves as a director of the Company from the applicable Award Date through the applicable vesting date. In the event a participant's directorship is terminated for any reason (other than death, "disability," or "change in control" (as each such term is defined in the Director Plan)) all unvested Matching RSUs will be forfeited. Notwithstanding the foregoing, upon a participant's death, "disability" or "change in control," all unvested Matching RSUs will become 100% vested.

DEFERRAL PERIOD; PAYMENT

         For each Participant RSU, a participant will receive one share of Common Stock (and cash in lieu of fractional shares ) as soon as practicable following the earlier of: (i) a participant's termination of directorship or
(ii) the expiration of the deferral period elected by the participant (i.e., three, five or seven years after an Award Date, or as extended or terminated early in accordance with the Director Plan). For each vested Matching RSU, a participant will receive one share of Common Stock (and cash in lieu of fractional shares ) as soon as practicable following the earlier of: (i) a participant's termination of directorship or (ii) the expiration of the deferral period elected by the participant, provided that if a participant's directorship is terminated for any reason other than due to death, "disability", or a "change in control" or a termination of the Director Plan, each vested Matching RSU in a participant's account will be distributed 12 months after such termination.

         The Committee may permit a participant to extend a deferral period for additional two-year periods, provided such extension is made at least one year prior to the expiration of the applicable deferral period.

FORFEITURE

         Upon a participant's termination of directorship, any unvested Matching RSUs will be forfeited. If a participant's directorship is terminated by the Company for "cause," all Matching RSUs (whether vested or unvested) shall be forfeited to the extent unpaid.

         If a participant engages in "detrimental activity" (as defined in the Director Plan) while serving as a director or during a period commencing on the participant's termination date and ending one year following the date that a participant terminates directorship: (i) the participant will forfeit vested and unvested Matching RSUs to the extent not yet paid to a participant and (ii) the Company may recover from a participant, the value of any shares of Common Stock that were distributed under the Director Plan as a result of any Matching RSUs, valued at the greater of the "fair market value" on the date a participant received payment under the Director Plan or the date that a participant engaged in "detrimental activity."

AMENDMENT AND TERMINATION

         The Company reserves the right to amend, terminate or freeze the Director Plan at any time, by action of its Board of Directors or the Committee, provided that no such action will adversely affect a participant's rights under the Director Plan with respect to RSUs purchased or awarded and vested before the date of such action. No amendment will be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Director Plan, any vested RSU will be paid in accordance with the Director Plan and any nonvested RSU will be canceled and terminated. Upon freezing of the Director Plan, all vested RSUs purchased or awarded prior to freezing will continue to be held under the Director Plan until the deferral period expires and all nonvested RSUs awarded prior to freezing will vest or become canceled in accordance with the terms of the Director Plan.

NONTRANSFERABILITY

         RSUs are not transferable other than by will or by the laws of descent and distribution.

FUTURE DIRECTOR PLAN AWARDS

         No purchases or awards have been made under the Director Plan. Because future awards under the Director Plan will be based upon prospective factors including the nature of services to be rendered by prospective directors of the Company, and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

VOTE REQUIRED

         The affirmative vote of a majority of the votes cast by stockholders in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposal No. 3.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE FINLAY ENTERPRISES, INC. DIRECTOR DEFERRED COMPENSATION AND STOCK PURCHASE PLAN.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals appropriate for consideration at the Company's annual meeting of stockholders to be held in 2004 must be received by the Company at 529 Fifth Avenue, New York, New York 10017, Attention: Secretary, in proper form and in accordance with the applicable regulations of the Commission, by January 22, 2004 to be included in the proxy statement and form of proxy relating to that meeting. If a stockholder submits a proposal after the January 22, 2004 deadline but still wishes to present the proposal at the annual meeting to be held in 2004, the proposal must be received by the Secretary of the Company no later than April 6, 2004, in proper form and in accordance with the applicable regulations of the Commission.

                                OTHER INFORMATION

         The cost of soliciting proxies will be borne by the Company. Following the original mailing of proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's stock to forward proxy soliciting material and annual reports to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses incurred in providing such services. As of the date of this Proxy Statement, the Company has not retained the services of a proxy solicitor to assist in the solicitation of proxies; however, the Company may determine prior to the date of the annual meeting to retain a proxy solicitor, in which case the Company anticipates that the cost of doing so will not exceed $5,000.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 1, 2003 IS ENCLOSED.

         Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company, at 529 Fifth Avenue, New York, New York 10017, Attention: Chief Financial Officer. The Form 10-K also is available on the Company's website at www.finlayenterprises.com.

         The Board of Directors is aware of no other matters that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                       By Order of the Board of Directors.

                                             Bonni G. Davis
                                             Vice President, Secretary
                                                and General Counsel
Dated:     New York, New York
           May 21, 2003

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                       EXHIBIT A

                            FINLAY ENTERPRISES, INC.
                                       AND
                         FINLAY FINE JEWELRY CORPORATION
                             AUDIT COMMITTEE CHARTER


I.   STATEMENT OF POLICY

     The principal function of the audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders and the investment community relating to corporate accounting and auditing of the Company's financial statements by its independent public accountants, the reporting practices of the Company and the quality and integrity of the Company's financial reports. The committee shall provide support for management's efforts to enhance the quality of the Company's system of internal controls and shall work to provide an open avenue of communication among the Company's independent public accountants, financial and senior management and the Board of Directors.

II.  COMPOSITION AND TERM

     The committee shall be comprised of three or more directors who are "independent" (as that term is defined by the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD") on behalf of the Nasdaq Stock Market) of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, may interfere with the exercise of independent judgment as a committee member.

     The committee members shall be appointed by the Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee of the Board of Directors, for one-year terms or until their successors have been duly appointed and qualified. The chairperson shall be designated by the Board of Directors.

     Each committee member shall have a working familiarity with basic finance and accounting practices, and at least one member shall be a "financial expert" as defined by the SEC and the NASD.

III. MEETINGS

     The committee shall meet at least four times per year or more frequently as circumstances require. The committee shall report to the full Board of Directors at the first Board meeting following each committee meeting.

     As part of its job to foster open communication, the committee shall meet at least quarterly with senior management, the chief internal auditor and the independent public accountants in separate executive sessions to discuss any matters that the committee or any of these groups believe should be discussed privately.

IV.  AUTHORITY AND RESPONSIBILITIES

     The committee has the sole authority and responsibility to select, evaluate and where appropriate, replace the independent public accountants, and shall approve all audit engagement fees and terms and all non-audit engagements with the independent public accountants. The committee shall consult with senior management, but shall not delegate these responsibilities. The independent public accountants are accountable to the Board of Directors and the committee.

To fulfill its responsibilities, the committee shall:

     WITH RESPECT TO THE INDEPENDENT AUDITORS:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent public accountants and (b) all non-audit services to be provided by the independent public accountants as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit services.

3. Review on an annual basis the performance of the independent public accountants.

4. Ensure that the independent public accountants submit to the committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent public accountants any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants and satisfy itself as to the independent public accountants' independence.

5. At least annually, obtain and review an annual report from the independent public accountants describing (a) the independent public accountants' internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent public accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountants, and any steps taken to deal with any such issues.

6. Confirm that the lead audit partner and the audit partner responsible for reviewing the audit, has not performed audit services for the Company for each of the five previous fiscal years.

7. Review all reports required to be submitted by the independent public accountants to the committee under Section 10A of the Securities Exchange Act.

8. Review the scope and plan of the work to be done by the independent public accountants.

     WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS:

9. Review and discuss with management, the internal audit group and the independent public accountants the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

10. Discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

11. Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

12. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules.

     WITH RESPECT TO QUARTERLY FINANCIAL STATEMENTS:

13. Review and discuss with management, the internal audit group and the independent public accountants the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent public accountant's review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

     PERIODIC REVIEWS:

14. Periodically review separately with each of management, the independent public accountants and internal audit group (a) any significant disagreement between management and the independent public accountants or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

15. Periodically discuss with the independent public accountants without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal audit group. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

17. Review and discuss with management, the internal audit group, the independent public accountants and the Company's in-house and outside counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

     DISCUSSIONS WITH MANAGEMENT

18. Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

19. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

20. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control, and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

     WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

21. Review and approve the appointment and replacement of the Company's internal auditor.

22. Review, based upon the recommendation of the independent public accountants and the internal auditor, the scope and plan of the work to be done by the internal audit group.

23.  Review on an annual basis the performance of the internal audit group.

24. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company's internal control structure and procedures designed to ensure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit group.

25. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

26. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting and (ii) the independent public accountant's attestation, and report, on the assessment made by management.

     OTHER:

27.  Review and approve all related-party transactions.

28. Review the Company's code of ethics and approve (a) any change or waiver in the code of ethics for senior financial officers and (b) any disclosure made on Form 8-K regarding such change or waiver.

29. Establish a policy addressing the Company's hiring of employees or former employees of the independent public accountants who have been engaged on the Company's account.

30. Review and reassess the adequacy of this Charter annually and recommend to the Board of Directors any changes deemed appropriate by the committee.

31.  Review its own performance annually.

32. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the committee or the Board of Directors deems necessary or appropriate.

V.   RESOURCES

     The committee shall have the authority to retain independent legal, accounting and other consultants to advise the committee. The committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

     The committee shall determine the extent of funding necessary for payment of compensation to the independent public accountants for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the committee.

                                                                       EXHIBIT B















--------------------------------------------------------------------------------

                            FINLAY ENTERPRISES, INC.
             EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

--------------------------------------------------------------------------------



                              Effective May 1, 2003

                            FINLAY ENTERPRISES, INC.

             EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                             (Effective May 1, 2003)

                                Table Of Contents

Article 1 - Introduction.....................................................3

Article 2 - Definitions......................................................3

Article 3 - Shares Reserved..................................................6

Article 4 - Administration...................................................7

Article 5 - Eligibility......................................................7

Article 6 - Purchases........................................................8

Article 7 - Vesting and Payment of RSUs......................................9

Article 8 - Forfeiture Due to Detrimental Activity..........................10

Article 9 - Dividend Equivalent Amounts.....................................10

Article 10 - Designation of Beneficiary.....................................11

Article 11 - Adjustments....................................................11

Article 12 - Amendment or Termination of Plan...............................11

Article 13 - Miscellaneous Provisions.......................................11

                            FINLAY ENTERPRISES, INC.
             EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN
                             (EFFECTIVE MAY 1, 2003)

ARTICLE 1 - INTRODUCTION

The purpose of the Finlay Enterprises, Inc. Executive Deferred Compensation and Stock Purchase Plan is to provide equity incentive compensation to selected key executives of Finlay Enterprises, Inc. and its and their Subsidiaries (as defined in Section 2.32 hereof). Participants in the Plan are permitted to purchase RSUs (as defined in Section 2.31 hereof) with a portion of their actual or target bonus awards under the Corporation's MBO (as defined in Section 2.24 hereof), and receive a corresponding Matching RSU (as defined in Section 2.23 hereof) from the Corporation, subject to the provisions of this Plan. RSUs that are purchased or awarded to a Participant under the Plan are distributed in the form of shares of Common Stock (and cash in lieu of fractional shares). The Corporation believes that the Plan creates a means to provide deferred compensation to such selected key executives and to raise the level of stock ownership in the Corporation by such executives thereby strengthening the mutuality of interests between such executives and the Corporation's stockholders.

The shares of Common Stock available for issuance under this Plan are funded from shares of Common Stock that are available under the Long Term Incentive Plans, and such awards under this Plan constitute a "Stock Award" under the Long Term Incentive Plans.

This Plan is established in order to provide deferred compensation to a select group of management and highly compensated employees within the meanings of Sections 201(2), 401(a)(1) and 301(a)(3) of ERISA.

ARTICLE 2 - DEFINITIONS

2.1 Account - means, with respect to each Participant, the account to which Participant RSUs and Matching RSUs purchased or awarded under the Plan are credited.

2.2 Award Date - April 25th of each Plan Year or the preceding business day if April 25th is a holiday recognized by the Corporation or on a weekend, provided that if the Corporation changes its bonus payment practices, Award Date is the date a Bonus would otherwise be paid to a Participant if a Participant did not elect to purchase Participant RSUs under the Plan.

2.3 Beneficiary - a beneficiary or beneficiaries designated by the Participant under Article 10.

2.4 Bonus - a Participant's annual actual or target bonus award for a Plan Year, or the greater of a Participant's actual or target bonus as elected by a Participant, under the Corporation's MBO or any successor annual bonus plan.

2.5      Board of Directors - the Board of Directors of the Corporation.

2.6 Cause - means a termination of a Participant's employment by the Corporation or a Subsidiary as a result of any of the following: (i) the Participant's conviction of, or plea of nolo contendere to, a felony or misdemeanor under the laws of the United States, any state thereof, or any political subdivision thereof, in each case with regard to the Corporation or a Subsidiary, (ii) the Participant's willful misconduct, fraud or material dishonesty with regard to the Corporation or a Subsidiary or (iii) the Participant's material violation of their Codes of Ethics, as amended from time to time.

2.7 Change in Control - shall be deemed to have occurred if:

               (i) the stockholders of the Corporation shall have approved: (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

               (ii) any person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any Subsidiary) shall have become the "beneficial owner" (as defined in Rule 13d-3 of the Exchange
                    Act), directly or indirectly, of securities of the Corporation representing 30% or more of the issued and outstanding Common Stock; or

               (iii) individuals who on the date of the adoption of the Plan constituted the entire Board of Directors shall have ceased for any reason to constitute a majority unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

2.8      Code - the Internal Revenue Code of 1986, as amended from time to time.

2.9 Committee - the Compensation Committee of the Board of Directors, and/or any other committee or subcommittee the Board of Directors may appoint to administer the Plan as provided herein. A Committee composed solely of two or more members of the Board of Directors who meet (i) the definition of "outside director" under Section 162(m) of the Code,
         (ii) the definition of "non-employee director" under Section 16 of the Exchange Act and (iii) any similar or successor laws hereinafter enacted, shall administer the Plan with respect to Participants who are subject to Section 16 of the Exchange Act at the time of the relevant Committee actions; provided, however, that if, at any time, no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the Board of Directors or by any other committee appointed by the Board of Directors. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of any RSUs hereunder, interpretations or other actions of the Committee.

2.10 Common Stock - Common Stock of the Corporation, par value $.01 per share or such other class of shares or other securities as may be applicable pursuant to the provisions of Article 11.

2.11 Confidential Information - means confidential or proprietary information relating to the business of the Corporation or a Subsidiary, which includes: (1) information of a commercial nature (for example, customers, clients or vendors of the Corporation or a Subsidiary, selling strategies, costs, prices and markets), (2) information of a technical nature (for example, methods, know-how, processes, drawings and design data), (3) information of a strategic nature (for example, future developments or strategies pertaining to research and development, marketing and sales or other matters concerning the Corporation's or a Subsidiary's planning), (4) information as to employees and consultants (for example, capabilities, competence, status with the Corporation or a Subsidiary and compensation levels), and (5) information conceived, originated, discovered or developed by a Participant while employed by the Corporation or a Subsidiary. Confidential Information shall not include information that is otherwise public knowledge or known within the applicable industry or information that a Participant is compelled to disclose pursuant to the order of a court or other governmental or legal body having jurisdiction over such matter.

2.12 Corporation - Finlay Enterprises, Inc., a corporation organized under the laws of the State of Delaware (or any successor).

2.13 Deferral Agreement - an agreement executed by a Participant setting forth his or her election to defer receipt of a portion of his or her Bonus for the Deferral Period (as elected by the Participant) and to authorize the Corporation to credit such amount to a book-entry Account maintained by the Corporation on behalf of the Participant in order to purchase a Participant RSU under the Plan. A Deferral Agreement shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Corporation or Committee.

2.14 Deferral Period - a period of time (expressed in whole years) beginning on the Award Date and ending on the third, fifth or seventh year following the Award Date, as specified by the Participant in his or her Deferral Agreement with respect to RSUs purchased on that Award Date. The Deferral Period may be extended as provided in Section 6.4 and will expire upon certain circumstances as provided in Section 7.2 and
         Article 12.

2.15     Detrimental Activity - any of the following activities:

          (a) the disclosure to anyone outside the Corporation or its Subsidiaries, or the use in any manner other than in the furtherance of the Corporation's or its Subsidiaries' business, without written authorization from the Corporation, of any Confidential Information;

          (b) activity that results or could reasonably be expected to result in a Participant's termination that is classified by the Corporation or a Subsidiary as a termination for Cause;

          (c) a Participant directly or indirectly, solicits, induces or hires any managerial employee of the Corporation or its Subsidiaries to be employed by the Participant or any person or entity by which the Participant is employed;

          (d) a Participant's attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer or supplier of the Corporation or its Subsidiaries;

          (e) a Participant's Disparagement of, or inducement of others to Disparage, the Corporation or its Subsidiaries or their past and present directors, employees or products; or

          (f) the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Corporation or its Subsidiaries, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to, or in conflict with, the interests of the Corporation or its Subsidiaries, including, without limitation, the leased fine jewelry business, fine jewelry manufacturing or wholesaling, and providing services in the fine jewelry area for any retail operation.

         For purposes of all sub-sections in this Section (other than subsection
         (b)), the Chief Executive Officer of the Corporation and/or the Committee shall have authority to provide a Participant with written authorization to engage in the activities contemplated thereby and no other person or entity shall have authority to provide a Participant with such authorization.

2.16 Disability - a "disability" as defined under the Social Security Act, the Corporation's or a Subsidiary's long-term disability plan or an employment agreement (or similar agreement) entered into between the Participant and the Corporation or any Subsidiary.

2.17 Disparagement or Disparage - making comments or statements to the press, the Corporation's or its Subsidiaries' employees, consultants, customers, suppliers or any other individual or entity with whom the Corporation or its Subsidiaries has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Corporation or its Subsidiaries (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Corporation or its Subsidiaries, or any of their products, or their past or present directors or employees.

2.18     Effective Date - the effective date of the Plan as provided in Section
         13.16.

2.19     Exchange Act - the Securities Exchange Act of 1934, as amended.

2.20 ERISA - the Employee Retirement Income Security Act of 1974, as amended.

2.21 Fair Market Value - as applied to any date, shall mean the volume weighted average trading price of a share of Common Stock on the principal national securities exchange or the Nasdaq Stock Market, Inc., as the case may be, on which such stock is listed and traded for such date or, if there is no sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted or listed on an exchange or on the Nasdaq Stock Market, Inc., or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with the applicable regulations under the Code.

2.22 Long Term Incentive Plans - the Finlay Enterprises, Inc. 1997 Long Term Incentive Plan and the Finlay Enterprises, Inc. Long Term Incentive Plan, as each may be amended from time to time.

2.23 Matching RSU - an RSU awarded to the Participant by the Corporation in accordance with Section 6.3.

2.24 MBO - the Corporation's Management Bonus Opportunity Plan, as amended from time to time.

2.25 Participant - a key executive of the Corporation or a Subsidiary who satisfies the eligibility requirements under Article 5 of the Plan and elects to participate in the Plan in accordance with its terms.

2.26 Participant RSU - an RSU purchased by the Participant in accordance with Section 6.2.

2.27 Plan - the Finlay Enterprises, Inc. Executive Deferred Compensation and Stock Purchase Plan, as amended from time to time.

2.28 Plan Year - the calendar year, except that the first Plan Year shall be the short Plan Year commencing on the Effective Date and ending on December 31, 2003.

2.29 Retirement - a Participant's voluntary termination of employment with the Corporation and all Subsidiaries on or after age 55.

2.30 Rule 16b-3 - means the "short-swing" profit recovery rule pursuant to Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or any successor provision.

2.31 RSU - a restricted stock unit, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a stockholder of a share of Common Stock, including the right to vote (if any); except that an RSU shall have the dividend right (if any) described in Article 9. The Fair Market Value of an RSU on any date shall be deemed to be the Fair Market Value of a share of Common Stock on that date. RSUs may be in the form of either Participant RSUs (as described in Section 6.2) or Matching RSUs (as described in Section 6.3). All references to RSUs in the Plan shall be deemed to refer to Participant RSUs and Matching RSUs, unless the context clearly requires otherwise.

2.32 Subsidiary - a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation. As of the Effective Date, Finlay Fine Jewelry Corporation, Finlay Merchandising and Buying, Inc. and eFinlay, Inc. are Subsidiaries for purposes of this Plan.

2.33     Unforeseeable Emergency - as defined in Section 7.3 hereof.

ARTICLE 3 - SHARES RESERVED

Shares of Common Stock that may be issued or used for reference purposes under the Plan are funded from shares of Common Stock that are available for issuance under the Long Term Incentive Plans. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan may not exceed the maximum number of shares of Common Stock available for issuance under the Long Term Incentive Plans, subject to adjustment as provided in Article 11 hereof.

ARTICLE 4 - ADMINISTRATION

4.1 The Plan shall be administered by the Committee. The Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. All interpretations, determinations and decisions of the Committee, including, without limitation, any claim or appeal under
         Section 13.7 hereof, shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties with respect to all matters relating to the Plan.

4.2 The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an agent to administer the Plan, keep records, send statements of Account to Participants and to perform other duties relating to the Plan, as the Committee may request from time to time. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the delivery of the Common Stock.

4.3 The Corporation shall, to the fullest extent permitted by law, the Certificate of Incorporation and By-laws of the Corporation and, to the extent not covered by insurance, indemnify each director or employee of the Corporation and its Subsidiaries (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Corporation or a Subsidiary, except in instances where any such person engages in willful misconduct, a crime or fraud. Such right of indemnification shall include the right to be paid by the Corporation for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director or employee or under the Certificate of Incorporation of the Corporation or the By-Laws of the Corporation. Expenses incurred by the Committee or the Board of Directors in the engagement of any such counsel, consultant or agent shall be paid by the Corporation.

ARTICLE 5 - ELIGIBILITY

Key executives of the Corporation or a Subsidiary as designated by the Committee shall be eligible to participate in the Plan. Eligibility for participation in the Plan shall be determined by the Committee in its sole discretion. The Committee may, in its sole discretion, designate, on a prospective basis, any Participant in the Plan as ineligible to purchase RSUs pursuant to Article 6 of the Plan. To the extent a Participant is no longer considered a member of a select group of management and highly compensated employees within the meaning of Sections 201(2), 401(a)(1) and 301(a)(3) of ERISA, the Committee may deem such Participant ineligible to participate in the Plan, provided that unless otherwise required by applicable law such Participant's Account shall not be distributed, and shall be distributed in accordance with the terms of the Deferral Agreement and the Plan.

ARTICLE 6 - PURCHASES

6.1      General

         As of the applicable Award Date, RSUs shall be awarded to Participants and credited to Accounts held under the Plan on behalf of Participants on a book entry basis calculated in the manner provided under Sections 6.2, 6.3 and 6.5 hereof.

6.2      Voluntary Purchases

         No later than April 1 of the Plan Year in which the Bonus is earned, each Participant may voluntarily elect to receive 25% of his or her Bonus for that Plan Year in the form of RSUs by executing a Deferral Agreement (a "Participant RSU"). Notwithstanding the foregoing, for the first Plan Year, a Participant may elect to participate in the Plan for that Plan Year no later than July 1, 2003. If an employee of the Corporation or a Subsidiary first becomes eligible to participate hereunder during a Plan Year, such employee may elect to participate in the Plan for that Plan Year no later than 30 days following the date such employee first becomes a Participant.

         The Deferral Agreement shall provide that the Participant elects to defer 25% of the Participant's Bonus that would otherwise be payable to the Participant and, in lieu thereof, the Participant shall receive Participant RSUs. The Deferral Agreement shall also specify the Deferral Period, as elected by the Participant.

         Any Bonus that a Participant elects to receive in the form of Participant RSUs, is entirely contingent on, and is limited to, the amount of the Bonus actually awarded to the Participant.

6.3      Corporation Matching RSUs

         With respect to each Participant RSU that a Participant elects to purchase under the Plan, the Corporation shall credit the book entry Account of the Participant with one Matching RSU on the applicable Award Date relating to such Participant's election.

6.4      Deferral Period

         Each Deferral Agreement shall specify a Deferral Period with respect to the RSU to which it pertains. Notwithstanding the foregoing, the Deferral Period may be extended as provided below, or may expire earlier, as provided in Section 7.2 and Article 12. The Committee may, in its sole discretion, permit a Participant to extend the Deferral Period with respect to the RSUs to which it pertains for additional two year periods, provided that such extension is made at least one year prior to the expiration of the applicable Deferral Period. Unless otherwise determined by the Committee, there is no limit on the number of two year extensions that may be elected by a Participant.

         Other than with respect to the first Plan Year or with respect to an employee of the Corporation or a Subsidiary who first becomes eligible to participate in the Plan during a Plan Year, Deferral Agreements must be received by the Corporation no later than March 1 of the Plan Year for which such Bonus amount will be earned. With respect to any Plan Year, a Deferral Agreement is irrevocable on and after the date the Deferral Agreement must be submitted to the Corporation in accordance with procedures established by the Committee, and is valid solely for the Plan Year to which the election relates. If no new Deferral Agreement is timely made or filed in accordance with procedures established by the Committee with respect to any subsequent Plan Year, no portion of the Bonus may be used to purchase Participant RSUs under the Plan.

         Notwithstanding the foregoing, upon the request of a Participant, the Committee, in its sole discretion, may permit the Participant to revoke his or her Deferral Agreement with respect to the Participant's purchase of Participant RSUs due to the Participant's Unforeseeable Emergency (as described in Section 7.3). A

         Participant who revokes a Deferral Agreement pursuant to this Section shall not be entitled to enter into a new Deferral Agreement for a period of 12 months after such revocation.

6.5      Awards of RSUs

         The Corporation shall credit the applicable number of RSUs to each Participant's Account on the Award Date. Each Participant's Account shall be credited with a number of RSUs (in whole and fractional RSUs) determined by dividing (a) 25% of the Participant's Bonus that the Participant elects to receive in the form of Participant RSUs in accordance with the Participant's Deferral Agreement by (b) the Fair Market Value of a share of Common Stock on the Award Date. Each Participant's Account shall also be simultaneously credited with an equivalent number of corresponding Matching RSUs. Fractional RSUs shall be carried to one-thousandth of one percent (i.e., three decimal places), and shall be rounded-down for fractions less than one-half and rounded-up for fractions equal to or greater than one-half.

ARTICLE 7 - VESTING AND PAYMENT OF RSUs

7.1      Vesting

         Participant RSUs shall be fully vested at all times. Subject to Article 8, Matching RSUs shall become vested upon the three year anniversary of the Award Date, provided the Participant is continuously employed by the Corporation or a Subsidiary from the Award Date through the applicable vesting date (including any period during which the Participant is on a Corporation (or Subsidiary)-approved leave of absence, either paid or unpaid. In the event a Participant's employment is terminated for any reason (other than by the Corporation without Cause or as a result of death, Disability, Retirement or a Change in Control) prior to the applicable vesting date, all unvested Matching RSUs shall be forfeited. Notwithstanding the foregoing, upon a Participant's death, Disability or Change in Control, in each case while employed by the Corporation or a Subsidiary, all unvested Matching RSUs shall become 100% vested.

         Upon a Participant's termination of employment by the Corporation or a Subsidiary without Cause or upon a Participant's Retirement, a Participant's Matching RSUs shall vest in an amount equal to the number of Matching RSUs credited to a Participant's Account multiplied by a fraction, the numerator of which is the number of full years a Participant has been continuously employed by the Corporation or a Subsidiary after the applicable Award Date, and the denominator of which is three, and any remaining unvested Matching RSUs shall be forfeited.

7.2      Payment

         With respect to each Participant RSU, the Corporation shall issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU (fractional RSUs shall be calculated in accordance with Section 6.5 hereof) as soon as practicable after the end of the Deferral Period pertaining to such Participant RSU, or, if earlier, as soon as practicable after the Participant's termination of employment with the Corporation and its Subsidiaries.

         With respect to each vested Matching RSU, the Corporation shall issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU (fractional RSUs shall be calculated in accordance with Section 6.5 hereof) as soon as practicable after the end of the Deferral Period pertaining to such vested Matching RSU, or, if earlier, as soon as practicable after the Participant's termination of employment with the Corporation and its Subsidiaries, provided, however, a Participant who terminates employment for any reason other than due to death, Disability, or a Change in Control or a termination of the Plan, shall be issued Common Stock with respect to each vested Matching RSU (and cash in lieu of fractional shares calculated in accordance with Section 6.5 hereof) 12 months after such termination.

         Except as provided in Section 7.1, upon any termination of employment or the termination of the Plan, all unvested Matching RSUs shall be canceled and terminated, and if a Participant's employment is terminated by the Corporation or a Subsidiary for Cause all Matching RSUs (whether vested or unvested to the extent unpaid) shall be canceled and terminated.

7.3      Hardship Distributions

          (a) Upon the written request of a Participant, the Committee, in its sole discretion, may approve, due to the Participant's Unforeseeable Emergency (as defined below), an immediate lump sum distribution of the vested portion of a Participant's Account under the Plan. For purposes of this Section, "Unforeseeable Emergency" means:

              (i) severe financial hardship resulting from an illness or accident of a Participant, the Participant's spouse or of a Participant's dependent (as defined in Code Section 152(a);

              (ii) loss of the Participant's principal residence due to casualty; or

              (iii) eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of such residence.

An Unforeseeable Emergency shall be determined based on the relevant facts and circumstances. Notwithstanding the foregoing, an Unforeseeable Emergency shall not include an emergency that is or may be relieved by: (1) reimbursement or compensation by insurance or otherwise; (2) liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself create severe financial hardship; or (3) cessation of the Participant's deferrals under the Plan.

          (b) Distributions must be limited to the amount reasonably necessary to satisfy the emergency need (which may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution).

          (c) A Participant who takes a withdrawal pursuant to this Section shall not be deemed to be a Participant under the Plan during a suspension period commencing with the date of such withdrawal and continuing for a total of 12 months. Following the suspension period, unless otherwise determined by the Committee or unless otherwise not a Participant for a reason other than the withdrawal pursuant to this Section, the Participant shall thereafter be again deemed to be a Participant and may elect on a Deferral Agreement to receive RSUs in lieu of a specified portion of his or her Bonus in accordance with Article 6 of the Plan.

          (d) The Corporation shall make a book entry to a Participant's Account to reduce such Participant's Account in the amount of any payment as a result of a withdrawal pursuant to this Section.

ARTICLE 8 - FORFEITURE DUE TO DETRIMENTAL ACTIVITY

In the event a Participant engages in Detrimental Activity while employed or during a period commencing on the Participant's termination date and ending one year following the date a Participant terminates employment: (i) a Participant shall forfeit any unvested and vested Matching RSUs to the extent unpaid and
(ii) the Corporation shall be entitled to recover from the Participant, and the Participant shall promptly pay to the Corporation, the value of any shares of Common Stock that were distributed to the Participant under the Plan as a result of any Matching RSUs, valued at the greater of the Fair Market Value on the date a Participant received payment under the Plan or the date that a Participant engaged in Detrimental Activity.

ARTICLE 9 - DIVIDEND EQUIVALENT AMOUNTS

Whenever dividends (if any) are paid with respect to shares of Common Stock, each Participant's Account shall be credited as follows: (i) with respect to a dividend that is paid in Common Stock, each Participant's Account shall be credited with a corresponding number of RSUs and (ii) with respect to a dividend that is paid in cash, each Participant's Account shall be credited with a corresponding number of RSUs, based on the Fair Market Value of a share of

Common Stock on the date the dividend is paid. The Committee, in its sole discretion, shall determine when, and if, dividends will be credited to Participant Accounts.

ARTICLE 10 - DESIGNATION OF BENEFICIARY

A Participant may designate one or more Beneficiaries to receive the Participant's benefits under the Plan in the event of his or her death. Such designation, or any change therein, must be in writing in a form acceptable to the Committee and shall be effective upon receipt by the Committee. If there is no effective Beneficiary designation, the Participant's Beneficiary shall be the Participant's estate. Upon the acceptance by the Committee of a new Beneficiary designation form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary designation form filed by the Participant and accepted by the Committee prior to his or her death.

ARTICLE 11 - ADJUSTMENTS

In the event of a stock dividend, stock split, reverse stock split, combination or reclassification of shares, recapitalization, merger, consolidation, exchange, spin-off or otherwise which affects the Common Stock, the Committee shall make appropriate equitable adjustments in:

     (a) the number or kind of shares of Common Stock or securities with respect to which RSUs shall thereafter be purchased or awarded;

     (b) the number and kind of shares of Common Stock remaining subject to outstanding RSUs;

     (c)  the number of RSUs credited to the Account of each Participant; and

     (d)  the method of determining the value of RSUs.

ARTICLE 12 - AMENDMENT OR TERMINATION OF PLAN

The Corporation reserves the right to amend, terminate or freeze the Plan at any time, by action of its Board of Directors (or a duly authorized committee thereof) or the Committee, provided that no such action shall adversely affect a Participant's rights under the Plan with respect to RSUs purchased or awarded and vested before the date of such action. No amendment shall be effective unless approved by the stockholders of the Corporation if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Plan, any vested RSU shall be paid in accordance with Section 7.2 of the Plan (except that any such payments shall be paid as soon as administratively practicable following the Plan termination) and any nonvested RSU shall be canceled and terminated. Upon freezing of the Plan, all vested RSUs purchased or awarded prior to freezing shall continue to be held under the Plan until the Deferral Period expires and all nonvested RSUs awarded prior to freezing shall vest or become canceled in accordance with the terms of the Plan.

ARTICLE 13 - MISCELLANEOUS PROVISIONS

13.1     No Distribution; Compliance with Legal Requirements

         The Committee may require each person acquiring shares of Common Stock under the Plan to represent to, and agree with, the Corporation in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Common Stock shall be issued until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Common Stock as it deems appropriate.

13.2     Withholding

         Participation in the Plan is subject to any required tax withholding on RSUs purchased by, or awarded to, the Participant under the Plan. Each Participant agrees, by entering the Plan and executing a Deferral Agreement, that the Corporation or Subsidiary employing the Participant shall have the right to deduct any federal, state or local income taxes or other taxes, in its sole discretion, from any amount payable to the

         Participant under the Plan or from any payment of any kind otherwise due to the Participant outside of the Plan. Upon the vesting of an RSU, prior to the issuance or delivery of shares of Common Stock or the payment of any cash (in lieu of fractional shares) hereunder, a Participant shall pay all required withholding to the Corporation and, if applicable, a Subsidiary. Without limiting the generality of the foregoing, any required withholding obligation with regard to any Participant may be satisfied by: (i) reducing the number of shares of Common Stock otherwise deliverable to the Participant; (ii) subject to the Committee's prior consent, any method approved by the Committee which may include the Participant delivering shares of Common Stock to the Corporation that have been held by the Participant for at least six months (or such other period to avoid an accounting charge against the Corporation's earnings) and that are held free and clear of all encumbrances; or (iii) by the Participant paying cash directly to the Corporation.

13.3     Notices; Delivery of Stock Certificates

         Any notice required or permitted to be given by the Corporation or the Committee pursuant to the Plan shall be deemed given when personally delivered by hand, a nationally recognized overnight courier or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Corporation or such other address that the Participant shall designate in writing to the Corporation. Delivery of stock certificates to persons entitled to receive them under the Plan shall be deemed effected for all purposes when the Corporation or a share transfer agent of the Corporation shall have deposited such certificates in the United States mail or personally delivered such certificates by hand or by a nationally recognized overnight courier, addressed to such person at his/her last known address on file with the Corporation or such other address that may be designated in writing to the Corporation.

13.4     Nontransferability of Rights

         RSUs are not transferable other than by will or by the laws of descent and distribution. No RSU or other interest under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment, execution, levy or charge, and any attempt by a Participant or any Beneficiary under the Plan to do so shall be void. No interest under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Participant or Beneficiary entitled thereto.

13.5     Obligations Unfunded and Unsecured

         The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Corporation or any Subsidiary (including Common Stock) for payment of any amounts or issuance of any shares of Common Stock hereunder. No Participant or other person shall own any interest in any particular assets of the Corporation or any Subsidiary (including Common Stock) by reason of the right to receive payment under the Plan, and any Participant or other person shall have only the rights of a general unsecured creditor of the Corporation with respect to any rights under the Plan. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship amongst the Corporation, any Subsidiary, the Committee, and the Participants, their designated Beneficiaries or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be part of the general funds of the Corporation and no person other than the Corporation shall by virtue of the provisions of this Plan have any interest in such funds. If the Corporation decides to establish any accrued reserve on its books against the future expense of benefits payable hereunder, or if the Corporation establishes a rabbi trust under this Plan, such reserve or trust shall not under any circumstances be deemed to be an asset of the Plan.

13.6     Governing Law

         Except to the extent preempted by ERISA and the Code, this Plan shall be governed, construed, administered and regulated in accordance with the laws of New York. In the event any provision of this Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein. As a condition of participation in the Plan, all Participants consent to the jurisdiction of the Federal courts whose districts encompass any part of Manhattan in connection with any dispute arising under the Plan and waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the conducting of any such proceeding in such jurisdiction.

13.7     Claims Procedure

         Any claim by a Participant or Beneficiary ("Claimant") with respect to eligibility, participation, contributions, benefits or other aspects of the operation of the Plan shall be made in writing to the Committee. The Committee shall provide the Claimant with the necessary forms and make all determinations as to the right of any person to a disputed benefit. If a Claimant is denied benefits under the Plan, the Committee or its designee shall notify the Claimant in writing of the denial of the claim within 90 days (such period may be extended to 180 days) after the Plan receives the claim, provided that in the event of special circumstances such period may be extended.

         If the initial 90 day period is extended, the Committee or its designee shall, within 90 days of receipt of the claim, notify the Claimant in writing of such extension. The written notice of extension will indicate the special circumstances requiring the extension of time and provide the date by which the Committee expects to make a determination with respect to the claim. If the extension is required due to the Claimant's failure to submit information necessary to decide the claim, the period for making the determination will be tolled from the date on which the extension notice is sent to the Claimant until the earlier of
         (i) the date on which the Claimant responds to the Plan's request for information or (ii) expiration of the 45 day period commencing on the date that the Claimant is notified that the requested additional information must be provided. If notice of the denial of a claim is not furnished within the required time period described herein, the claim shall be deemed denied as of the last day of such period.

         If the claim is wholly or partially denied, the notice to the Claimant shall set forth:

              (i)    the specific reason or reasons for the denial;

              (ii) specific reference to pertinent Plan provisions upon which the denial is based;

              (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

              (iv) appropriate information as to the steps to be taken and the applicable time limits if the Claimant wishes to submit the adverse determination for review; and

              (v) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse determination on review (collectively, the "Notice Requirements").

         If the claim has been denied, the Claimant may submit the claim for review. Any request for review of a claim must be made in writing to the Committee no later than 60 days after the Claimant receives notification of denial or, if no notification was provided, the date the claim is deemed denied. The claim will then be reviewed by the Committee. The Claimant or his duly authorized representative may:

              (i) upon request and free of charge, be provided with access to, and copies of, relevant documents, records, and other information relevant to the Claimant's claim; and

              (ii) submit written comments, documents, records, and other information relating to the claim. The review of the claim determination shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial claim determination.

         The decision of the Committee shall be made within 60 days (such period may be extended to 120 days) after receipt of the Claimant's request for review, unless special circumstances require an extension.

         If the initial 60 day period is extended, the Committee or its designee shall, within 60 days of receipt of the claim, notify the Claimant in writing of such extension. The written notice of extension will indicate the special circumstances requiring the extension of time and provide the date by which the Committee expects to make a determination with respect to the claim. If the extension is required due to the Claimant's failure to submit information necessary to decide the claim, the period for making the determination will be tolled from the date on which the extension notice is sent to the Claimant until the earlier of
         (i) the date on which the Claimant responds to the Plan's request for information or (ii) expiration of the 45 day period commencing on the date that the Claimant is notified that the requested additional information must be provided. If notice of the denial of a claim is not furnished within the required time period described herein, the claim shall be deemed denied as of the last day of such period.

         If an extension of time is required, the Claimant shall be notified in writing of such extension. The written notice of extension will indicate the special circumstances requiring the extension of time and the date by which the Committee expects to make a determination with respect to the claim. If the extension is required due to the Claimant's failure to submit information necessary to decide the claim on review, the period for making the determination will be tolled from the date on which the extension notice is sent to the Claimant until the earlier of (i) the date on which the Claimant responds to the Plan's request for information or (ii) expiration of the 45-day period commencing on the date that the Claimant is notified that the requested additional information must be provided. In any event, a decision shall be rendered not later than 120 days after receipt of the request for review. If notice of the decision upon review is not furnished within the required time period described herein, the claim on review shall be deemed denied as of the last day of such period.

         The Committee's decision on the Claimant's claim for review will be communicated to the Claimant in writing. If the claim on review is denied, the notice to the Claimant shall provide a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim, and shall also set forth the Notice Requirements (other than subsection (iv)).

         The claims procedures set forth in this section are intended to comply with U.S. Department of Labor Regulation [SS]2560.503-1 and should be construed in accordance with such regulation. In no event shall it be interpreted as expanding the rights of Claimants beyond what is required by U.S. Dept. of Labor [SS]2560.503-1.

         A Claimant must exhaust all administrative remedies under this Section
         13.7 prior to commencing any action in Federal court.

13.8     Short-Swing Profit Recovery Rule under Rule 16b-3

         The Plan is intended to comply with the "short-swing" profit recovery rule pursuant to Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. If a key executive is designated by the Committee to participate hereunder, any election to purchase Participant RSUs in lieu of a specified portion of a Bonus shall be deemed approved by such Committee and shall be deemed an exempt purchase under Rule 16b-3. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

13.9     No Employment Rights

         The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of the Corporation or Subsidiary to discharge any employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Plan.

13.10    Severability of Provisions

         If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.11    Construction

         The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be used in the construction of the Plan.

13.12    Benefits Not Salary

         Any benefits payable under this Plan shall not be deemed salary or other compensation to the Participant for the purposes of computing benefits to which he or she may be entitled under any pension plan or other arrangement of the Corporation or a Subsidiary, unless otherwise expressly specified in such pension plan or other arrangement.

13.13    Assignment

         The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Corporation sells all or substantially all of the assets of its business and the acquiror of such assets assumes the obligations hereunder, the Corporation shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

13.14    Use of Funds

         All Bonus amounts that are received or held under the Plan may be used by the Corporation for any corporate purpose.

13.15    Set-Off

         The Corporation's obligation to pay a Participant any amounts under the Plan shall be subject to setoff, counterclaim or recoupment of amounts owed by a Participant to the Corporation.

13.16    Effective Date of Plan

         The Plan is adopted, effective as of May 1, 2003, subject to approval of the stockholders of the Corporation as provided under applicable law, regulation or stock exchange rule. In the event that Participants make elections pursuant to a Deferral Agreement and stockholder approval is not obtained, any such Deferral Agreements and any elections thereunder shall be null and void ab initio.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                       EXHIBIT C










--------------------------------------------------------------------------------


                            FINLAY ENTERPRISES, INC.
             DIRECTOR DEFERRED COMPENSATION AND STOCK PURCHASE PLAN


--------------------------------------------------------------------------------


                         Effective May 1, 2003

                            FINLAY ENTERPRISES, INC.

                DIRECTOR DEFERRED COMPENSATION AND STOCK PURCHASE
                                      PLAN

                             (Effective May 1, 2003)

                                Table Of Contents


Article 1 - Introduction....................................................3

Article 2 - Definitions.....................................................3

Article 3 - Shares Reserved.................................................6

Article 4 - Administration..................................................6

Article 5 - Eligibility.....................................................7

Article 6 - Purchases.......................................................7

Article 7 - Vesting and Payment of RSUs.....................................8

Article 8 - Forfeiture Due to Detrimental Activity..........................9

Article 9 - Dividend Equivalent Amounts.....................................9

Article 10 - Designation of Beneficiary.....................................9

Article 11 - Adjustments....................................................9

Article 12 - Amendment or Termination of Plan...............................9

Article 13 - Miscellaneous Provisions......................................10

                            FINLAY ENTERPRISES, INC.
             DIRECTOR DEFERRED COMPENSATION AND STOCK PURCHASE PLAN
                             (EFFECTIVE MAY 1, 2003)


ARTICLE 1 - INTRODUCTION

The purpose of the Finlay Enterprises, Inc. Director Deferred Compensation and Stock Purchase Plan is to provide equity incentive compensation to directors of Finlay Enterprises, Inc. who are not employees of Finlay Enterprises, Inc. or its Subsidiaries (as defined in Section 2.30 hereof) and who are selected to receive Retainer Fees (as defined in Section 2.27 hereof) by the Committee (as defined in Section 2.8 hereof). Participants in the Plan are permitted to purchase RSUs (as defined in Section 2.29 hereof) with their Eligible Director Fees (as defined in Section 2.18 hereof), and receive a corresponding Matching RSU (as defined in Section 2.22 hereof) from the Corporation, subject to the provisions of this Plan. RSUs that are purchased or awarded to a Participant under the Plan are distributed in the form of shares of Common Stock (and cash in lieu of fractional shares). The Corporation believes that the Plan creates a means to provide deferred compensation to such directors and to raise the level of stock ownership in the Corporation by such directors thereby strengthening the mutuality of interests between such directors and the Corporation's stockholders.

The shares of Common Stock available for issuance under this Plan are funded from shares of Common Stock that are available under the Long Term Incentive Plans, and such awards under this Plan constitute a "Stock Award" under the Long Term Incentive Plans.

ARTICLE 2 - DEFINITIONS

2.1 Account - means, with respect to each Participant, the account to which Participant RSUs and Matching RSUs purchased or awarded under the Plan are credited.

2.2 Award Date - the first business day of each quarter during the Corporation's fiscal year, provided that if the Corporation changes its Eligible Director Fee payment practices, Award Date is the date Eligible Director Fees would otherwise be paid to a Participant if a Participant did not elect to purchase Participant RSUs under the Plan.

2.3 Beneficiary - a beneficiary or beneficiaries designated by the Participant under Article 10.

2.4      Board of Directors - the Board of Directors of the Corporation.

2.5 Cause - means a termination of a Participant's directorship as a result of material malfeasance, fraud, embezzlement or any other act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

2.6      Change in Control - shall be deemed to have occurred if:

              (i)    the stockholders of the Corporation shall have approved:
                     (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

              (ii) any person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any Subsidiary) shall have become the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the issued and outstanding Common Stock; or

              (iii) individuals who on the date of the adoption of the Plan constituted the entire Board of Directors shall have ceased for any reason to constitute a majority unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

2.7 Code - the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee - the Compensation Committee of the Board of Directors, and/or any other committee or subcommittee the Board of Directors may appoint to administer the Plan as provided herein. A Committee composed solely of two or more members of the Board of Directors who meet (i) the definition of "outside director" under Section 162(m) of the Code,
         (ii) the definition of "non-employee director" under Section 16 of the Exchange Act and (iii) any similar or successor laws hereinafter enacted, shall administer the Plan with respect to Participants who are subject to Section 16 of the Exchange Act at the time of the relevant Committee actions; provided, however, that if, at any time, no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the Board of Directors or by any other committee appointed by the Board of Directors. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of any RSUs hereunder, interpretations or other actions of the Committee.

2.9 Common Stock - Common Stock of the Corporation, par value $.01 per share or such other class of shares or other securities as may be applicable pursuant to the provisions of Article 11.

2.10 Confidential Information - means confidential or proprietary information relating to the business of the Corporation or a Subsidiary, which includes: (1) information of a commercial nature (for example, customers, clients or vendors of the Corporation or a Subsidiary, selling strategies, costs, prices and markets), (2) information of a technical nature (for example, methods, know-how, processes, drawings and design data), (3) information of a strategic nature (for example, future developments or strategies pertaining to research and development, marketing and sales or other matters concerning the Corporation's or a Subsidiary's planning), (4) information as to employees and consultants (for example, capabilities, competence, status with the Corporation or a Subsidiary and compensation levels), and (5) information conceived, originated, discovered or developed by a Participant while serving as a director of the Corporation. Confidential Information shall not include information that is otherwise public knowledge or known within the applicable industry or information that a Participant is compelled to disclose pursuant to the order of a court or other governmental or legal body having jurisdiction over such matter.

2.11 Corporation - Finlay Enterprises, Inc., a corporation organized under the laws of the State of Delaware (or any successor).

2.12 Deferral Agreement - an agreement executed by a Participant setting forth his or her election to defer receipt of his or her Eligible Director Fees for the Deferral Period (as elected by the Participant) and to authorize the Corporation to credit such amount to a book-entry Account maintained by the Corporation on behalf of the Participant in order to purchase a Participant RSU under the Plan. A Deferral Agreement shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Corporation or Committee.

2.13 Deferral Period - a period of time (expressed in whole years) beginning on each Award Date and ending on the third, fifth or seventh year following each Award Date, as specified by the Participant in his or her Deferral Agreement with respect to RSUs purchased on the applicable Award Date. The Deferral Period may be extended as provided in Section
         6.4 and will expire upon certain circumstances as provided in Section
         7.2 and Article 12.

2.14     Detrimental Activity - any of the following activities:

         (a) the disclosure to anyone outside the Corporation or its Subsidiaries, or the use in any manner other than in the furtherance of the Corporation's or its Subsidiaries' business, without written authorization from the Corporation, of any Confidential Information;

         (b) activity that results or could reasonably be expected to result in a Participant's termination that is classified by the Corporation or a Subsidiary as a termination for Cause; or

         (c) a Participant's Disparagement of, or inducement of others to Disparage, the Corporation or its Subsidiaries or their past and present directors, employees or products.

         For purposes of all subsections in this Section (other than subsection
         (b)), the Committee shall have authority to provide a Participant with written authorization to engage in the activities contemplated thereby and no other person or entity shall have authority to provide a Participant with such authorization.

2.15     Disability - a "disability" as defined under the Social Security Act.

2.16 Disparagement or Disparage - making comments or statements to the press, the Corporation's or its Subsidiaries' employees, consultants, customers, suppliers or any other individual or entity with whom the Corporation or its Subsidiaries has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Corporation or its Subsidiaries (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Corporation or its Subsidiaries, or any of their products, or their past or present directors or employees.

2.17     Effective Date - the effective date of the Plan as provided in Section
         13.13.

2.18 Eligible Director Fees - annual fees received by a Participant for services as a chair of any committee of the Board of Directors during a Plan Year and any Retainer Fees.

2.19     Exchange Act - the Securities Exchange Act of 1934, as amended.

2.20 Fair Market Value - as applied to any date, shall mean the volume weighted average trading price of a share of Common Stock on the principal national securities exchange or the Nasdaq Stock Market, Inc., as the case may be, on which such stock is listed and traded for such date or, if there is no sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted or listed on an exchange or on the Nasdaq Stock Market, Inc., or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with the applicable regulations under the Code.

2.21 Long Term Incentive Plans - the Finlay Enterprises, Inc. 1997 Long Term Incentive Plan and the Finlay Enterprises, Inc. Long Term Incentive Plan, as each may be amended from time to time.

2.22 Matching RSU - an RSU awarded to the Participant by the Corporation in accordance with Section 6.3.

2.23 Participant - a director of the Corporation who satisfies the eligibility requirements under Article 5 of the Plan and elects to participate in the Plan in accordance with its terms.

2.24 Participant RSU - an RSU purchased by the Participant in accordance with Section 6.2.

2.25 Plan - the Finlay Enterprises, Inc. Director Deferred Compensation and Stock Purchase Plan, as amended from time to time.

2.26 Plan Year - the calendar year, except that the first Plan Year shall be the short Plan Year commencing on the Effective Date and ending on December 31, 2003.

2.27 Retainer Fee - the retainer fee received by the Participant for service on the Board of Directors as a director during a Plan Year. Retainer Fees shall not include any fees paid for attendance at Board of Director meetings or meetings of any committee thereof of which the director is a member, any fees paid for services as chair of any committee of the Board of Directors, expense reimbursements, amounts realized upon the exercise of a stock option, restricted stock or any other amounts paid to the Participant.

2.28 Rule 16b-3 - means the "short-swing" profit recovery rule pursuant to Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or any successor provision.

2.29 RSU - a restricted stock unit, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a stockholder of a share of Common Stock, including the right to vote (if any); except that an RSU shall have the dividend right (if any) described in Article 9. The Fair Market Value of an RSU on any date shall be deemed to be the Fair Market Value of a share of Common Stock on that date. RSUs may be in the form of either Participant RSUs (as described in Section 6.2) or Matching RSUs (as described in Section 6.3). All references to RSUs in the Plan shall be deemed to refer to Participant RSUs and Matching RSUs, unless the context clearly requires otherwise.

2.30 Subsidiary - a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation. As of the Effective Date, Finlay Fine Jewelry Corporation, Finlay Merchandising and Buying, Inc. and eFinlay, Inc. are Subsidiaries for purposes of this Plan.

ARTICLE 3 - SHARES RESERVED

Shares of Common Stock that may be issued or used for reference purposes under the Plan are funded from shares of Common Stock that are available for issuance under the Long Term Incentive Plans. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan may not exceed the maximum number of shares of Common Stock available for issuance under the Long Term Incentive Plans, subject to adjustment as provided in Article 11 hereof.

ARTICLE 4 - ADMINISTRATION

4.1 The Plan shall be administered by the Committee. The Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. All interpretations, determinations and decisions of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties with respect to all matters relating to the Plan.

4.2 The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an agent to administer the Plan, keep records, send statements of Account to Participants and to perform other duties relating to the Plan, as the Committee may request from time to time. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the delivery of the Common Stock.

4.3 The Corporation shall, to the fullest extent permitted by law, the Certificate of Incorporation and By-laws of the Corporation and, to the extent not covered by insurance, indemnify each director or employee of the Corporation and its Subsidiaries (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Corporation or a Subsidiary, except in instances where any such person engages in willful misconduct, a crime or fraud. Such right of indemnification shall include the right to be paid by the Corporation for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director or employee or under the Certificate of Incorporation of the Corporation or the By-Laws of the Corporation. Expenses incurred by the Committee or the Board of Directors in the engagement of any such counsel, consultant or agent shall be paid by the Corporation.

ARTICLE 5 - ELIGIBILITY

Any director of the Corporation who is not an active employee of the Corporation or any of its Subsidiaries who is selected to receive Retainer Fees by the Committee shall be eligible to participate in the Plan.

ARTICLE 6 - PURCHASES

6.1      General

         As of the applicable Award Date, RSUs shall be awarded to Participants and credited to Accounts held under the Plan on behalf of Participants on a book entry basis calculated in the manner provided under Sections 6.2, 6.3 and 6.5 hereof.

6.2      Voluntary Purchases

         No later than December 31 of each Plan Year, each Participant may voluntarily elect to receive 100% of his or her Eligible Director Fees that would otherwise be payable to a Participant during the following year in the form of RSUs by executing a Deferral Agreement (a "Participant RSU"). Notwithstanding the foregoing, for the first Plan Year, a Participant may elect to participate in the Plan no later than July 1, 2003 with respect to the Eligible Director Fees that would otherwise be payable to the Participant on the first day of the commencement of the third and fourth quarters of the Corporation's 2003 fiscal year. If a Participant first becomes eligible to participate hereunder during a Plan Year, such Participant may elect to participate in the Plan with respect to Eligible Director Fees that would otherwise be payable during that Plan Year no later than 30 days following the date such director first becomes a Participant.

         The Deferral Agreement shall provide that the Participant elects to defer 100% of the Participant's Eligible Director Fees that would otherwise be payable to the Participant during the following year (or with respect to the first Plan Year, during the remainder of 2003) and, in lieu thereof, the Participant shall receive Participant RSUs. The Deferral Agreement shall also specify the Deferral Period, as elected by the Participant.

6.3      Corporation Matching RSUs

         With respect to each Participant RSU that a Participant elects to purchase under the Plan, the Corporation shall credit the book entry Account of the Participant with one Matching RSU on the applicable Award Date relating to such Participant's election.

6.4      Deferral Period

         Each Deferral Agreement shall specify a Deferral Period with respect to the RSU to which it pertains. Notwithstanding the foregoing, the Deferral Period may be extended as provided below, or may expire earlier, as provided in Section 7.2 and Article 12. The Committee may, in its sole discretion, permit a Participant to extend the Deferral Period with respect to the RSUs to which it pertains for additional two year periods, provided that such extension is made at least one year prior to the expiration of the applicable Deferral Period. Unless otherwise determined by the Committee, there is no limit on the number of two year extensions that may be elected by a Participant.

         Other than with respect to the first Plan Year or with respect to a Participant who first becomes eligible to participate in the Plan during a Plan Year, Deferral Agreements must be received by the Corporation no later than December 31 of the Plan Year prior to which the Eligible Director Fees will be earned. With respect to any Plan Year, a Deferral Agreement is irrevocable on and after the date the Deferral Agreement must be submitted to the Corporation in accordance with procedures established by the Committee, and is valid solely for the Plan Year to which the election relates. If no new Deferral Agreement is timely made or filed in accordance with procedures established by the Committee with respect to any subsequent Plan Year, Eligible Director Fees may not be used to purchase Participant RSUs under the Plan.

6.5      Awards of RSUs

         The Corporation shall credit the applicable number of RSUs to each Participant's Account on each Award Date. Each Participant's Account shall be credited with a number of RSUs (in whole and fractional RSUs) determined by dividing (a) 100% of the Participant's Eligible Director Fees that the Participant elects to receive in the form of Participant RSUs in accordance with the Participant's Deferral Agreement by (b) the Fair Market Value of a share of Common Stock on each Award Date. Each Participant's Account shall also be simultaneously credited with an equivalent number of corresponding Matching RSUs. Fractional RSUs shall be carried to one-thousandth of one percent (i.e., three decimal places), and shall be rounded-down for fractions less than one-half and rounded-up for fractions equal to or greater than one-half.

ARTICLE 7 - VESTING AND PAYMENT OF RSUs

7.1      Vesting

         Participant RSUs shall be fully vested at all times. Subject to Article 8, Matching RSUs shall vest on the one year anniversary of the applicable Award Date, provided the Participant continuously serves as a director of the Corporation from the applicable Award Date through the applicable vesting date. In the event a Participant's directorship is terminated for any reason (other than death, Disability or Change in Control) all unvested Matching RSUs shall be forfeited. Notwithstanding the foregoing, upon a Participant's death, Disability or Change in Control, in each case while serving as a director of the Corporation, all unvested Matching RSUs shall become 100% vested.

7.2      Payment

         With respect to each Participant RSU, the Corporation shall issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU (fractional RSUs shall be calculated in accordance with Section 6.5 hereof) as soon as practicable after the end of the Deferral Period pertaining to such Participant RSU, or, if earlier, as soon as practicable after the Participant's termination of directorship with the Corporation.

         With respect to each vested Matching RSU, the Corporation shall issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU (fractional RSUs shall be calculated in accordance with Section 6.5 hereof) as soon as practicable after the end of the Deferral Period pertaining to such vested Matching RSU, or, if earlier, as soon as practicable after the Participant's termination of directorship with the Corporation, provided, however, a Participant who terminates directorship for any reason other than due to death, Disability, or a Change in Control or a termination of the Plan, shall be issued Common Stock with respect to each vested Matching RSU (and cash in lieu of fractional shares calculated in accordance with Section
         6.5 hereof) 12 months after such termination.

         Except as provided in Section 7.1, upon any termination of directorship or the termination of the Plan, all unvested Matching RSUs shall be canceled and terminated, and if a Participant's directorship is terminated by the Corporation for Cause all Matching RSUs (whether vested or unvested to the extent unpaid) shall be canceled and terminated.

ARTICLE 8 - FORFEITURE DUE TO DETRIMENTAL ACTIVITY

In the event a Participant engages in Detrimental Activity while serving as a director of the Corporation or during a period commencing on the Participant's termination date and ending one year following the date a Participant terminates directorship: (i) a Participant shall forfeit any unvested and vested Matching RSUs to the extent unpaid and (ii) the Corporation shall be entitled to recover from the Participant, and the Participant shall promptly pay to the Corporation, the value of any shares of Common Stock that were distributed to the Participant under the Plan as a result of any Matching RSUs, valued at the greater of the Fair Market Value on the date a Participant received payment under the Plan or the date that a Participant engaged in Detrimental Activity.

ARTICLE 9 - DIVIDEND EQUIVALENT AMOUNTS

Whenever dividends (if any) are paid with respect to shares of Common Stock, each Participant's Account shall be credited as follows: (i) with respect to a dividend that is paid in Common Stock, each Participant's Account shall be credited with a corresponding number of RSUs and (ii) with respect to a dividend that is paid in cash, each Participant's Account shall be credited with a corresponding number of RSUs, based on the Fair Market Value of a share of Common Stock on the date the dividend is paid. The Committee, in its sole discretion, shall determine when, and if, dividends will be credited to Participant Accounts.

ARTICLE 10 - DESIGNATION OF BENEFICIARY

A Participant may designate one or more Beneficiaries to receive the Participant's benefits under the Plan in the event of his or her death. Such designation, or any change therein, must be in writing in a form acceptable to the Committee and shall be effective upon receipt by the Committee. If there is no effective Beneficiary designation, the Participant's Beneficiary shall be the Participant's estate. Upon the acceptance by the Committee of a new Beneficiary designation form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary designation form filed by the Participant and accepted by the Committee prior to his or her death.

ARTICLE 11 - ADJUSTMENTS

In the event of a stock dividend, stock split, reverse stock split, combination or reclassification of shares, recapitalization, merger, consolidation, exchange, spin-off or otherwise which affects the Common Stock, the Committee shall make appropriate equitable adjustments in:

     (a) the number or kind of shares of Common Stock or securities with respect to which RSUs shall thereafter be purchased or awarded;

     (b) the number and kind of shares of Common Stock remaining subject to outstanding RSUs;

     (c)  the number of RSUs credited to the Account of each Participant; and

     (d)  the method of determining the value of RSUs.

ARTICLE 12 - AMENDMENT OR TERMINATION OF PLAN

The Corporation reserves the right to amend, terminate or freeze the Plan at any time, by action of its Board of Directors (or a duly authorized committee thereof) or the Committee, provided that no such action shall adversely affect a Participant's rights under the Plan with respect to RSUs purchased or awarded and vested before the date of such action. No amendment shall be effective unless approved by the stockholders of the Corporation if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Plan, any vested RSU shall be paid in accordance with Section 7.2 of the Plan (except that any such payments shall be paid as soon as administratively practicable following the Plan termination) and any nonvested RSU shall be canceled and terminated. Upon freezing of the Plan, all vested RSUs purchased or awarded prior to freezing shall continue to be held under the Plan until the Deferral Period expires and all nonvested RSUs awarded prior to freezing shall vest or become canceled in accordance with the terms of the Plan. Any action taken by the Committee pursuant to this Article 12 shall be subject to ratification by the Board of Directors.

ARTICLE 13 - MISCELLANEOUS PROVISIONS

13.1     No Distribution; Compliance with Legal Requirements

         The Committee may require each person acquiring shares of Common Stock under the Plan to represent to, and agree with, the Corporation in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Common Stock shall be issued until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Common Stock as it deems appropriate.

13.2     Withholding

         To the extent legally required, participation in the Plan is subject to any required tax withholding on RSUs purchased by, or awarded to, the Participant under the Plan.

13.3     Notices; Delivery of Stock Certificates

         Any notice required or permitted to be given by the Corporation or the Committee pursuant to the Plan shall be deemed given when personally delivered by hand, a nationally recognized overnight courier or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Corporation or such other address that the Participant shall designate in writing to the Corporation. Delivery of stock certificates to persons entitled to receive them under the Plan shall be deemed effected for all purposes when the Corporation or a share transfer agent of the Corporation shall have deposited such certificates in the United States mail or personally delivered such certificates by hand or by a nationally recognized overnight courier, addressed to such person at his/her last known address on file with the Corporation or such other address that may be designated in writing to the Corporation.

13.4     Nontransferability of Rights

         RSUs are not transferable other than by will or by the laws of descent and distribution. No RSU or other interest under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment, execution, levy or charge, and any attempt by a Participant or any Beneficiary under the Plan to do so shall be void. No interest under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Participant or Beneficiary entitled thereto.

13.5     Obligations Unfunded and Unsecured

         The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Corporation or any Subsidiary (including Common Stock) for payment of any amounts or issuance of any shares of Common Stock hereunder. No Participant or other person shall own any interest in any particular assets of the Corporation or any Subsidiary (including Common Stock) by reason of the right to receive payment under the Plan, and any Participant or other person shall have only the rights of a general unsecured creditor of the Corporation with respect to any rights under the Plan. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship amongst the Corporation, any Subsidiary, the Committee, and the Participants, their designated Beneficiaries or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be part of the general funds of the Corporation and no person other than the Corporation shall by virtue of the provisions of this Plan have any interest in such funds. If the Corporation decides to establish any accrued reserve on its books against the future expense of benefits payable hereunder, or if the Corporation establishes a rabbi trust under this Plan, such reserve or trust shall not under any circumstances be deemed to be an asset of the Plan.

13.6     Governing Law

         Except to the extent preempted by the Code, this Plan shall be governed, construed, administered and regulated in accordance with the laws of New York. In the event any provision of this Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein. As a condition of participation in the Plan, all Participants consent to the jurisdiction of the Federal courts whose districts encompass any part of Manhattan in connection with any dispute arising under the Plan and waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the conducting of any such proceeding in such jurisdiction.

13.7     Short-Swing Profit Recovery Rule under Rule 16b-3

         The Plan is intended to comply with the "short-swing" profit recovery rule pursuant to Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

13.8     No Directorship Rights

         The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of directorship, nor shall it interfere with the rights of the Corporation or Subsidiary to terminate a Participant's directorship and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Plan.

13.9     Severability of Provisions

         If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.10    Construction

         The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be used in the construction of the Plan.

13.11    Assignment

         The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Corporation sells all or substantially all of the assets of its business and the acquiror of such assets assumes the obligations hereunder, the Corporation shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

13.12    Use of Funds

         All Eligible Director Fees that are received or held under the Plan may be used by the Corporation for any corporate purpose.

13.13    Effective Date of Plan

         The Plan is adopted, effective as of May 1, 2003, subject to approval of the stockholders of the Corporation as provided under applicable law, regulation or stock exchange rule. In the event that Participants make elections pursuant to a Deferral Agreement and stockholder approval is not obtained, any such Deferral Agreements and any elections thereunder shall be null and void ab initio.

PROXY                       FINLAY ENTERPRISES, INC.
                               PROXY SOLICITED BY
               THE BOARD OF DIRECTORS OF FINLAY ENTERPRISES, INC.
             FOR THE ANNUAL MEETING OF STOCKHOLDERS -- JUNE 19, 2003

         The undersigned hereby appoints ARTHUR E. REINER, JOSEPH M. MELVIN and LESLIE A. PHILIP, and each of them, with power of substitution and resubstitution to each, as the proxies and attorneys of the undersigned to vote, as designated below, all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Finlay Enterprises, Inc. to be held at the Cornell Club, 6 East 44th Street, New York, New York at 9:30 a.m. (local time) on June 19, 2003, and at any adjournment thereof.

1. ELECTION OF DIRECTORS:

  [ ] FOR all nominees listed below            [ ] WITHHOLD APPROVAL to vote
      (except as marked to the contrary below)     for all nominees listed below

             David B. Cornstein, John D. Kerin and Arthur E. Reiner

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

    --------------------------------------------------------------------------

2. APPROVAL OF THE FINLAY ENTERPRISES, INC. EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN:

     [ ] FOR              [ ] AGAINST                [ ] ABSTAIN

3. APPROVAL OF THE FINLAY ENTERPRISES, INC. DIRECTOR DEFERRED COMPENSATION AND STOCK PURCHASE PLAN:

     [ ] FOR              [ ] AGAINST                [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

If no direction is given, this proxy will be voted FOR the election of the nominees set forth in Proposal No. 1 and FOR each of Proposal No. 2 and Proposal No. 3.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
 FOR THE ELECTION OF THE NOMINEES SET FORTH IN PROPOSAL NO. 1 AND FOR EACH OF
                       PROPOSAL NO. 2 AND PROPOSAL NO. 3

      TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: _________________________________________________________________________


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.